February 25, 2004

EDGAR

United States Securities and
Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C. 20549

Re: Form N-CSR
John Hancock Capital Series (the "Registrant") on behalf of:
   John Hancock Core Equity Fund
   John Hancock U.S. Global Leaders Growth Fund
   John Hancock Classic Value Fund
   John Hancock Large Cap Select Fund

      File Nos. 2-29502; 811-1677

Ladies and Gentlemen:

Enclosed herewith for filing pursuant to the Investment Company Act of 1940 and the Securities Exchange Act of 1934 is the Registrant's Form N-CSR filing for the period ending December 31, 2003.

If you have any questions or comments regarding this filing, please contact the undersigned at (617) 375-1722.

Sincerely,


/s/Brian E. Langenfeld
Brian E. Langenfeld
Attorney and Assistant Secretary


ITEM 1. REPORT TO STOCKHOLDERS.



JOHN HANCOCK
Core Equity Fund

12.31.2003

Annual Report

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]

[A photo of Maureen Ford Goldfarb, Chairman and Chief Executive Officer, flush left next to first paragraph.]

WELCOME

Table of contents

Your fund at a glance
page 1

Managers' report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Fund's investments
page 8

Financial statements
page 13

Trustees & officers
page 28

For your information
page 33

Dear Fellow Shareholders,

The stock market made a strong recovery in 2003, producing double-digit returns in a broad-based rally. A rebounding economy fueled by historically low interest rates, plus improving corporate earnings and government stimulus in the form of tax cuts were the stimuli for the market's reversal after three down years. As a result, the market, as measured by the Standard & Poor's 500 Index, returned 28.67% in 2003. With technology leading the way, the tech-heavy Nasdaq Composite Index rose 50.77%, while the Dow Jones Industrial Average returned 28.27%. Bonds produced much more modest results, as investors were lured by stocks and interest rates began to rise. The exceptions were high-yield bonds, which posted stock-like returns of 28.97% for the year, as measured by the Lehman Brothers High Yield Index.

In other news, we are pleased to inform you that on September 28, 2003, the Boards of Directors of Canada-based Manulife Financial Corporation and Boston-based John Hancock Financial Services, Inc., the parent company of John Hancock Funds, unanimously voted to merge the two companies.

Please be assured that the completion of the merger -- anticipated to occur in the first half of 2004 -- will have no effect on your investment in our John Hancock mutual funds. Your fund's adviser and board of trustees will remain the same, as will your relationship with your financial adviser.

The merger is subject to customary closing conditions, including receipt of required regulatory approvals and approval by John Hancock stockholders. If you only own shares in a John Hancock mutual fund you are not affected and will not receive a proxy.

Additional information on this transaction is available on our Web site: www.jhfunds.com. If you have questions about the merger, you may also call 800-732-5543. Separately, for information about your investments in John Hancock funds, please contact your financial adviser or our Customer Service representatives at 800-225-5291.

Sincerely,

/S/ MAUREEN FORD GOLDFARB

Maureen Ford Goldfarb,
Chairman and Chief Executive Officer

This commentary reflects the chairman's views as of December 31, 2003. They are subject to change at any time.

YOUR FUND
AT A GLANCE

The Fund seeks
above-average
total return
(capital apprecia-
tion plus income)
by normally
investing at
least 80% of its
assets in a diversi-
fied portfolio
of primarily large-
capitalization
stocks. The portfo-
lio's risk profile is
similar to that of
the Standard &
Poor's 500 Index.

Over the last twelve months

* U.S. stocks turned in a strong rally after three years of declining share prices.

* Economic growth surged to 8.2% in the third quarter, providing strong evidence that the recovery was entering a more robust growth phase.

* The Fund underperformed the S&P 500 due in part to the outperformance of lower-quality stocks in the second quarter.

[Bar chart with heading "John Hancock Core Equity Fund." Under the heading is a note that reads "Fund performance for the year ended December 31, 2003." The chart is scaled in increments of 10% with 0% at the bottom and 30% at the top. The first bar represents the 23.67% total return for Class
A. The second bar represents the 22.79% total return for Class B. The third bar represents the 22.80% total return for Class C. The fourth bar represents the 24.38% total return for Class I. A note below the chart reads "Total returns for the Fund are at net asset value with all distributions reinvested."]

Top 10 holdings

 3.3%   Citigroup, Inc.
 3.2%   General Electric Co.
 3.1%   Exxon Mobil Corp.
 3.0%   Microsoft Corp.
 2.9%   Pfizer, Inc.
 2.4%   Intel Corp.
 2.0%   Cisco Systems, Inc.
 2.0%   Texas Instruments, Inc.
 1.9%   Procter & Gamble Co. (The)
 1.8%   Dell, Inc.

As a percentage of net assets on December 31, 2003.

BY PAUL McMANUS, FOR THE PORTFOLIO MANAGEMENT TEAM

MANAGERS'
REPORT

JOHN HANCOCK
Core Equity Fund

The year 2003 turned out to be the year the U.S. stock market finally snapped its losing streak, and it did so decisively, with all of the major indexes posting returns well into the double digits. After some initial jitters over the prospect of war with Iraq that took the Standard & Poor's 500 Index down to its March low, share prices trended higher for the balance of the year with only occasional, shallow pullbacks. Responsible in large part for investors' optimism was a steadily improving economic picture, as reflected in the nation's gross domestic product (GDP) growth figures. While the U.S. economy grew by a meager 1.4% in the first quarter of 2003, growth accelerated to 3.3% in the second quarter and a whopping 8.2% in the third quarter. Corporate earnings growth increased in a similar fashion.

Undoubtedly, lower interest rates helped fuel the surprisingly strong third-quarter results. Making its only change for all of 2003, the Federal Reserve Board cut rates in June by one-quarter of a percentage point, dropping the target federal funds rate to 1.00%. The move triggered another wave of home refinancing over the summer that put more dollars in consumers' pockets and set the stage for a new round of spending. Also exerting a stimulative effect were the Bush tax cuts, which resulted in many consumers receiving a check in August just as the crucial back-to-school season was getting under way.

"The year 2003 turned
 out to be the year the
 U.S. stock market
 finally snapped its
 losing streak..."

In another significant development, the labor market finally began to show signs of life. The nation's unemployment rate fell from a high of 6.4% in June to 5.9% in November, easing concerns about a "jobless recovery." Declining unemployment was welcome evidence that corporations were feeling sufficiently confident about business prospects to begin hiring workers again. Corporate spending for information technology also appeared to improve modestly, although it was expected to be flat to slightly down for the year.


[Photo of Paul McManus.]

Paul McManus

PERFORMANCE REVIEW

Despite the strong advance in share prices, conditions were not as favorable for the Fund from a relative standpoint. For the 12 months ending December 31, 2003, John Hancock Core Equity Fund's Class A, Class B, Class C and Class I shares returned 23.67%, 22.79%, 22.80% and 24.38%, respectively, at net asset value. By comparison, the S&P 500 returned 28.67%, while the return of the average large-cap core fund was 25.53%, according to Lipper, Inc.1 Keep in mind that your returns will differ from those listed above if you were not invested in the Fund for the entire period or did not reinvest all distributions. Historical performance information can be found on pages six and seven.

A significant portion of our underperformance occurred in the second quarter, when investors tended to favor lower-quality stocks. That approach was out of step with our management style, which emphasizes the higher-quality tier of the market. Within that segment, we try to keep our sights set firmly on undervalued stocks of companies with improving fundamentals. Even so, some of the companies we were following disappointed us and hurt our results versus the index.

"...technology stocks occu-
 pied a number of places on
 the Fund's list of the most
 positive contributors to
 absolute performance..."

SEMICONDUCTORS, BROKERS STRONG

Despite the fact that, as a sector, technology detracted from the Fund's returns compared with the S&P 500, technology stocks occupied a number of places on the Fund's list of the most positive contributors to absolute performance. Semiconductor- related stocks are typically some of the first to rally when the economy begins to improve, and our analysis correctly identified Intel and Texas Instruments as undervalued earlier in the year. Intel's performance was aided by robust demand for its Centrino chip, which equips laptop computers with wireless Internet access. Meanwhile, Texas Instruments benefited from strong demand in the cell phone market, where the company is one of the leading semiconductor suppliers.

[Table at top left-hand side of page entitled "Top five industry groups." The first listing is Computers 14%, the second is Medical 12%, the third Electronics 8%, the fourth Retail 7%, and the fifth Diversified operations 7%.]

In the financial sector, brokerage stocks Citigroup and Merrill Lynch performed well. As the stock market rose, these companies stood to benefit from higher brokerage revenues. Furthermore, during the second half of the year, there were indications that the mergers and acquisitions market could be starting to heat up again.

TELECOM DETRACTS

Three of our largest detractors came from the telecommunications services sector -- SBC Communications and AT&T, both of which we sold, and Verizon. All three are established providers that have been losing market share to wireless and cable competitors. However, they also have good cash flows and -- in the case of the regional Bell companies -- pay decent dividends.

Sun Microsystems was one well-known tech stock that didn't participate in the year's advance. In this case, we realized too late that Sun was hamstrung by a bloated cost structure and a lack of blockbuster products. We later sold it. Retailer JC Penney was another detractor, which we sold. The stock did well for us in 2002, but investors' enthusiasm for the company's recovery story waned in 2003. Additionally, Penney's Eckerd Drug Store chain struggled during the period.

LOOKING AHEAD

We are optimistic about 2004. Given the momentum that the economy now has behind it, we look for further revisions to the upside in corporate earnings. Interest rates should remain low for the time being, as inflation is modest and there is still plenty of excess productive capacity in most industries. Another round of tax-cut checks is due to be mailed out in the spring. Unemployment is falling, which should help boost consumer confidence. Politically, there are promising developments in the Middle East, and North Korea seems less of a threat. All in all, we anticipate a favorable environment in which to apply our disciplined management style.

[Table at top of page entitled "SCORECARD." The header for the left column is "INVESTMENT" and the header for the right column is "PERIOD'S PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is Intel followed by an up arrow with the phrase "Centrino chip a success." The second listing is Citigroup followed by an up arrow with the phrase "Higher brokerage revenues, revival of M&A market." The third listing is Sun Microsystems followed by a down arrow with the phrase "Bloated cost structure, intense competition."]

"Given the momentum that
 the economy now has
 behind it, we look for fur-
 ther revisions to the upside
 in corporate earnings."

This commentary reflects the views of the portfolio management team through the end of the Fund's period discussed in this report. The team's statements reflect their own opinions. As such, they are in no way guarantees of future events, and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

A LOOK AT
PERFORMANCE

For the period ended
December 31, 2003

                              Class A      Class B      Class C      Class I 1
Inception date                6-10-91       9-7-95       5-1-98       3-1-02

Average annual returns with maximum sales charge (POP)
One year                        17.49%       17.79%       20.58%       24.38%
Five years                      -3.49%       -3.53%       -3.36%          --
Ten years                        8.54%          --           --           --
Since inception                    --         7.47%       -1.41%       -1.03%

Cumulative total returns with maximum sales charge (POP)
One year                        17.49%       17.79%       20.58%       24.38%
Five years                     -16.27%      -16.45%      -15.70%          --
Ten years                      126.85%          --           --           --
Since inception                    --        82.00%       -7.73%       -1.87%

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5% and Class C shares of 1%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charge is not applicable for Class I shares. The return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost.

The returns reflect past results and should not be considered indicative of future performance. The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

1 For certain types of investors as described in the Fund's Class I share prospectus.

GROWTH OF
$10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we've shown the same investment in the Standard & Poor's 500 Index.

Line chart with the heading "GROWTH OF $10,000." Within the chart are three lines. The first line represents the Standard & Poor's 500 Index and is equal to $28,563 as of December 31, 2003. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Core Equity Fund, without sales charge (NAV) and is equal to $23,884 as of December 31, 2003. The third bar represents the same hypothetical $10,000 investment made in the John Hancock Core Equity Fund, with sales charge
(POP) and is equal to $22,685 as of December 31, 2003.

                Cum Value of $10K  Cum Value of $10K            S&P 500
Plot Date               (No Load)           (w/Load)              Index

12/31/93                  $10,000            $ 9,500            $10,000
6/30/1994                   9,575              9,094              9,661
12/31/94                    9,786              9,294             10,132
6/30/95                    10,677             10,141             11,119
12/31/95                   13,426             12,752             13,939
6/30/96                    14,221             13,506             14,688
12/31/96                   16,278             15,461             17,140
6/30/97                    16,531             15,701             17,600
12/31/97                   21,029             19,973             22,858
6/30/98                    24,281             23,061             26,047
12/31/98                   27,094             25,733             29,391
6/30/99                    27,580             26,195             30,855
12/31/99                   30,447             28,918             35,575
6/30/00                    31,024             29,466             36,391
12/31/00                   28,086             26,675             32,336
6/30/01                    25,161             23,898             28,503
12/31/01                   25,032             23,775             28,493
6/30/02                    25,060             23,801             28,571
12/31/02                   19,312             18,342             22,196
6/30/03                    20,789             19,745             24,806
12/31/03                   23,884             22,685             28,563


                                    Class B 1    Class C 1    Class I 2
Period beginning                     9-7-95       5-1-98       3-1-02
Without sales charge                $18,200       $9,320       $9,813
With maximum sales charge           $18,200       $9,227       $9,813
Index                               $22,297      $10,767      $10,143

Assuming all distributions were reinvested for the period indicated, the table above shows the value of a $10,000 investment in the Fund's Class B, Class C and Class I shares, respectively, as of December 31, 2003. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

Standard & Poor's 500 Index is an unmanaged index that includes 500 widely traded common stocks.

It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

1 No contingent deferred sales charge applicable.

2 For certain types of investors as described in the Fund's Class I share prospectus.

FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
December 31, 2003

This schedule is divided into two main categories: common stocks and short-term investments. The common stocks are further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.


ISSUER                                                                                         SHARES           VALUE
COMMON STOCKS 99.75%                                                                                     $476,640,413
(Cost $373,042,520)

Advertising 0.52%                                                                                           2,471,439
Omnicom Group, Inc.                                                                            28,300       2,471,439

Aerospace 1.81%                                                                                             8,639,759
Boeing Co. (The)                                                                              100,000       4,214,000
United Technologies Corp.                                                                      46,700       4,425,759

Automobiles/Trucks 1.76%                                                                                    8,412,600
Ford Motor Co. +                                                                              242,100       3,873,600
General Motors Corp.                                                                           85,000       4,539,000

Banks -- United States 6.69%                                                                               31,946,735
Bank of America Corp.                                                                          24,000       1,930,320
Bank of New York Co., Inc. (The)                                                               80,000       2,649,600
Bank One Corp.                                                                                110,000       5,014,900
FleetBoston Financial Corp.                                                                   100,000       4,365,000
J.P. Morgan Chase & Co.                                                                       173,900       6,387,347
State Street Corp.                                                                             22,600       1,177,008
U.S. Bancorp                                                                                   85,000       2,531,300
Wells Fargo & Co.                                                                             134,000       7,891,260

Beverages 1.70%                                                                                             8,125,824
Anheuser-Busch Cos., Inc.                                                                      70,000       3,687,600
PepsiCo, Inc.                                                                                  95,200       4,438,224

Broker Services 4.01%                                                                                      19,187,715
Goldman Sachs Group, Inc. (The) +                                                              51,000       5,035,230
Merrill Lynch & Co., Inc.                                                                     122,900       7,208,085
Morgan Stanley                                                                                120,000       6,944,400

Chemicals 1.94%                                                                                             9,266,082
Dow Chemical Co. (The)                                                                        103,000       4,281,710
Praxair, Inc.                                                                                  71,000       2,712,200
Rohm & Haas Co. +                                                                              53,200       2,272,172

See notes to
financial statements.


8


FINANCIAL STATEMENTS


ISSUER                                                                                         SHARES           VALUE
Computers 13.53%                                                                                          $64,642,692
Accenture Ltd. (Class A) (Bermuda)* +                                                         181,700       4,782,344
Affiliated Computer Services, Inc.* +                                                          47,700       2,597,742
Cisco Systems, Inc.* +                                                                        400,000       9,716,000
Computer Sciences Corp.* +                                                                     43,000       1,901,890
Dell, Inc.*                                                                                   251,600       8,544,336
Electronic Arts, Inc.* +                                                                       56,800       2,713,904
EMC Corp.* +                                                                                  330,000       4,263,600
International Business Machines Corp.                                                          54,900       5,088,132
Mercury Interactive Corp.* +                                                                   45,000       2,188,800
Microsoft Corp.                                                                               526,200      14,491,548
Symantec Corp.*                                                                                50,400       1,746,360
VERITAS Software Corp.*                                                                        97,600       3,626,816
Yahoo! Inc.* +                                                                                 66,000       2,981,220

Consumer Products -- Misc. 0.40%                                                                            1,913,264
Clorox Co. (The)                                                                               39,400       1,913,264

Cosmetics & Personal Care 2.19%                                                                            10,445,746
Estee Lauder Cos., Inc. (The) (Class A)                                                        37,100       1,456,546
Procter & Gamble Co. (The)                                                                     90,000       8,989,200

Diversified Operations 6.77%                                                                               32,364,046
3M Co.                                                                                         70,000       5,952,100
Eaton Corp.                                                                                    29,900       3,228,602
General Electric Co.                                                                          491,000      15,211,180
ITT Industries, Inc.                                                                           43,400       3,220,714
Tyco International Ltd.                                                                       179,300       4,751,450

Electronics 7.51%                                                                                          35,899,860
Applied Materials, Inc.*                                                                      267,500       6,005,375
Intel Corp. +                                                                                 350,000      11,270,000
Novellus Systems, Inc.* +                                                                      59,700       2,510,385
Rockwell Automation, Inc. +                                                                   100,000       3,560,000
Sanmina-SCI Corp.*                                                                            250,000       3,152,500
Texas Instruments, Inc.                                                                       320,000       9,401,600

Finance 4.29%                                                                                              20,499,271
Capital One Financial Corp.                                                                    34,700       2,126,763
Citigroup, Inc.                                                                               322,700      15,663,858
MBNA Corp.                                                                                    109,000       2,708,650

Food 0.44%                                                                                                  2,129,100
General Mills, Inc. +                                                                          47,000       2,129,100

See notes to
financial statements.


9


FINANCIAL STATEMENTS


ISSUER                                                                                         SHARES           VALUE
Insurance 4.49%                                                                                           $21,439,213
American International Group, Inc.                                                             75,000       4,971,000
Chubb Corp. (The)                                                                              29,800       2,029,380
Hartford Financial Services Group, Inc. (The)                                                  90,000       5,312,700
MetLife, Inc.                                                                                  80,500       2,710,435
PMI Group, Inc. (The)                                                                          35,000       1,303,050
Prudential Financial, Inc.                                                                    122,400       5,112,648

Leisure 0.25%                                                                                               1,204,239
Hilton Hotels Corp.                                                                            70,300       1,204,239

Manufacturing 0.48%                                                                                         2,302,925
Danaher Corp.                                                                                  25,100       2,302,925

Media 4.84%                                                                                                23,148,451
Clear Channel Communications, Inc.*                                                            75,400       3,530,982
Comcast Corp. (Class A)*                                                                      250,640       8,238,537
Disney (Walt) Co. (The)                                                                       201,800       4,707,994
Time Warner, Inc.* +                                                                          286,200       5,148,738
Tribune Co.                                                                                    29,500       1,522,200

Medical 12.26%                                                                                             58,577,400
Abbott Laboratories                                                                            68,100       3,173,460
Amgen, Inc.* +                                                                                 84,200       5,203,560
Anthem, Inc.* +                                                                                44,000       3,300,000
Boston Scientific Corp.*                                                                      110,000       4,043,600
DaVita, Inc.*                                                                                  50,000       1,950,000
Genentech, Inc.*                                                                               15,400       1,440,978
Johnson & Johnson                                                                              86,000       4,442,760
Lilly (Eli) & Co.                                                                              26,400       1,856,712
Merck & Co., Inc.                                                                              24,900       1,150,380
PacifiCare Health Systems, Inc.* +                                                             45,000       3,042,000
Pfizer, Inc.                                                                                  387,500      13,690,375
St. Jude Medical, Inc.*                                                                        46,300       2,840,505
UnitedHealth Group, Inc.                                                                       44,000       2,559,920
Watson Pharmaceutical, Inc.* +                                                                 40,000       1,840,000
Wyeth                                                                                         123,800       5,255,310
Zimmer Holdings, Inc.*                                                                         39,600       2,787,840

Mortgage Banking 1.64%                                                                                      7,829,244
Fannie Mae                                                                                     78,200       5,869,692
Freddie Mac                                                                                    33,600       1,959,552

Oil & Gas 5.48%                                                                                            26,170,928
ChevronTexaco Corp.                                                                            36,100       3,118,679
ConocoPhillips                                                                                 89,800       5,888,186
Exxon Mobil Corp.                                                                             358,700      14,706,700
Murphy Oil Corp.                                                                               23,100       1,508,661
Newfield Exploration Co.*                                                                      21,300         948,702

See notes to
financial statements.


10


FINANCIAL STATEMENTS


ISSUER                                                                                         SHARES           VALUE
Paper & Paper Products 0.86%                                                                               $4,091,433
International Paper Co.                                                                        59,800       2,577,978
Smurfit-Stone Container Corp.*                                                                 81,500       1,513,455

Retail 7.37%                                                                                               35,232,062
Best Buy Co., Inc.                                                                             37,000       1,932,880
CDW Corp. +                                                                                    60,000       3,465,600
Federated Department Stores, Inc.                                                              34,000       1,602,420
Home Depot, Inc. (The)                                                                        220,000       7,807,800
Kohl's Corp.*                                                                                  42,000       1,887,480
Lowe's Cos., Inc.                                                                              53,700       2,974,443
McDonald's Corp.                                                                              156,800       3,893,344
Staples, Inc.*                                                                                140,000       3,822,000
Wal-Mart Stores, Inc.                                                                         147,900       7,846,095

Shoes & Related Apparel 0.43%                                                                               2,053,800
Nike, Inc. (Class B)                                                                           30,000       2,053,800

Steel 0.36%                                                                                                 1,719,482
United States Steel Corp.                                                                      49,100       1,719,482

Telecommunications 2.36%                                                                                   11,273,532
BellSouth Corp.                                                                               117,300       3,319,590
CenturyTel, Inc.                                                                               55,000       1,794,100
Nextel Communications, Inc. (Class A)*                                                         51,500       1,445,090
Verizon Communications, Inc.                                                                  134,400       4,714,752

Tobacco 1.71%                                                                                               8,157,558
Altria Group, Inc.                                                                            149,900       8,157,558

Transportation 1.42%                                                                                        6,783,150
FedEx Corp.                                                                                    53,000       3,577,500
United Parcel Service, Inc. (Class B)                                                          43,000       3,205,650

Utilities 2.24%                                                                                            10,712,863
Constellation Energy Group, Inc.                                                               33,600       1,315,776
Dominion Resources, Inc.                                                                       23,200       1,480,856
Entergy Corp.                                                                                  57,000       3,256,410
FPL Group, Inc.                                                                                52,000       3,401,840
PG&E Corp.*                                                                                    45,300       1,257,981

See notes to
financial statements.


11


FINANCIAL STATEMENTS


                                                                           INTEREST       PAR VALUE
ISSUER, DESCRIPTION, MATURITY DATE                                         RATE           (000s OMITTED)        VALUE
SHORT-TERM INVESTMENTS 13.95%                                                                             $66,650,913
(Cost $66,650,913)

Joint Repurchase Agreement 0.61%
Investment in a joint repurchase agreement
transaction with UBS Warburg, Inc. -- Dated 12-31-03,
due 01-02-04 (Secured by U.S. Treasury Inflation
Indexed Bond, 3.875% due 04-15-29, U.S. Treasury
Inflation Indexed Notes, 3.625% through 4.250%
due 01-15-08 through 01-15-10)                                               0.850%            $2,910       2,910,000


                                                                                               SHARES
Cash Equivalents 13.34%
AIM Cash Investment Trust**                                                                63,740,913      63,740,913

TOTAL INVESTMENTS 113.70%                                                                                $543,291,326

OTHER ASSETS AND LIABILITIES, NET (13.70%)                                                               ($65,478,969)

TOTAL NET ASSETS 100.00%                                                                                 $477,812,357

 + All or a portion of this security is on loan on December 31, 2003.

 * Non-income-producing security.

** Represents investment of security lending collateral.

   Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

   The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.


See notes to
financial statements.

FINANCIAL STATEMENTS

ASSETS AND
LIABILITIES

December 31, 2003

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes. You'll
also find the net
asset value and
the maximum
offering price
per share.

ASSETS
Investments at value (cost $439,693,433)
including $62,598,909 of securities loaned                       $543,291,326
Cash                                                                      558
Receivable for shares sold                                              5,234
Dividends and interest receivable                                     518,992
Other assets                                                           28,650

Total assets                                                      543,844,760

LIABILITIES
Payable for investments purchased                                   1,236,023
Payable for shares repurchased                                        369,871
Payable for securities on loan                                     63,740,913
Payable to affiliates
Management fee                                                        316,908
Distribution and service fee                                           54,660
Other                                                                 214,097
Other payables and accrued expenses                                    99,931

Total liabilities                                                  66,032,403

NET ASSETS
Capital paid-in                                                   575,368,550
Accumulated net realized loss on investments                     (201,140,259)
Net unrealized appreciation of investments                        103,597,893
Accumulated net investment loss                                       (13,827)

Net assets                                                       $477,812,357

NET ASSET VALUE PER SHARE
Based on net asset values and shares outstanding
Class A ($200,605,615 [DIV] 7,899,933 shares)                          $25.39
Class B ($251,514,215 [DIV] 10,397,400 shares)                         $24.19
Class C ($23,612,098 [DIV] 976,492 shares)                             $24.18
Class I ($2,080,429 [DIV] 81,087 shares)                               $25.66

MAXIMUM OFFERING PRICE PER SHARE
Class A 1 ($25.39 [DIV] 95%)                                           $26.73
Class C ($24.18 [DIV] 99%)                                             $24.42


1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

See notes to
financial statements.

FINANCIAL STATEMENTS

OPERATIONS

For the year ended
December 31, 2003

This Statement
of Operations
summarizes the
Fund's investment
income earned
and expenses
incurred in oper-
ating the Fund.
It also shows net
gains (losses) for
the period stated.

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $6,667)             $7,008,171
Securities lending income                                             118,910
Interest                                                               43,565

Total investment income                                             7,170,646

EXPENSES
Investment management fee                                           3,381,355
Class A distribution and service fee                                  551,755
Class B distribution and service fee                                2,426,627
Class C distribution and service fee                                  224,786
Class A, B and C transfer agent fee                                 2,174,290
Class I transfer agent fee                                              4,159
Accounting and legal services fee                                     129,061
Custodian fee                                                          53,187
Printing                                                               49,551
Registration and filing fee                                            48,100
Trustees' fee                                                          28,238
Auditing fee                                                           20,500
Miscellaneous                                                          18,088
Legal fee                                                               7,532
Interest                                                                2,223

Total expenses                                                      9,119,452

Net investment loss                                                (1,948,806)

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized loss on investments                                   (7,989,147)
Change in net unrealized appreciation (depreciation)
of investments                                                    103,805,059

Net realized and unrealized gain                                   95,815,912

Increase in net assets from operations                            $93,867,106

See notes to
financial statements.

FINANCIAL STATEMENTS

CHANGES IN
NET ASSETS

These Statements
of Changes in
Net Assets show
how the value
of the Fund's
net assets has
changed during
the last two
periods. The dif-
ference reflects
earnings less
expenses, any
investment gains
and losses,
distributions, if
any, paid to
shareholders and
any increase or
decrease in
money share-
holders invested
in the Fund.
                                                           YEAR          YEAR
                                                          ENDED         ENDED
                                                       12-31-02      12-31-03


INCREASE (DECREASE) IN NET ASSETS
From operations

Net investment loss                                 ($2,975,661)  ($1,948,806)
Net realized loss                                   (51,455,501)   (7,989,147)
Change in net unrealized
appreciation (depreciation)                        (100,194,528)  103,805,059

Increase (decrease) in net assets
resulting from operations                          (154,625,690)   93,867,106

From Fund share transactions                        (46,100,774)  (78,093,180)

NET ASSETS
Beginning of period                                 662,764,895   462,038,431

End of period 1                                    $462,038,431  $477,812,357

1 Includes accumulated net investment loss of $12,599 and $13,827, respectively.

See notes to
financial statements.

FINANCIAL HIGHLIGHTS


FINANCIAL
HIGHLIGHTS

CLASS A SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

FINANCIAL HIGHLIGHTS

PERIOD ENDED                                          12-31-99    12-31-00    12-31-01    12-31-02    12-31-03
PER SHARE OPERATING PERFORMANCE
Net asset value,
beginning of period                                     $30.14      $33.21      $29.87      $26.61      $20.53
Net investment loss 1                                    (0.02)      (0.06)      (0.03)      (0.02)         -- 2
Net realized and unrealized
gain (loss) on investments                                3.72       (2.49)      (3.22)      (6.06)       4.86
Total from
investment operations                                     3.70       (2.55)      (3.25)      (6.08)       4.86
Less distributions
From net realized gain                                   (0.63)      (0.79)      (0.01)         --          --
Net asset value,
end of period                                           $33.21      $29.87      $26.61      $20.53      $25.39
Total return 3 (%)                                       12.37       (7.75)     (10.87)     (22.85)      23.67

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in millions)                                             $394        $373        $255        $184        $201
Ratio of expenses
to average net assets (%)                                 1.37        1.41        1.47        1.60        1.61
Ratio of net investment loss
to average net assets (%)                                (0.06)      (0.19)      (0.12)      (0.10)      (0.02)
Portfolio turnover (%)                                      98          82          76          64 4        70


See notes to
financial statements.


FINANCIAL HIGHLIGHTS

CLASS B SHARES

PERIOD ENDED                                          12-31-99    12-31-00    12-31-01    12-31-02    12-31-03
PER SHARE OPERATING PERFORMANCE
Net asset value,
beginning of period                                     $29.75      $32.54      $29.06      $25.71      $19.70
Net investment loss 1                                    (0.24)      (0.27)      (0.22)      (0.18)      (0.15)
Net realized and unrealized
gain (loss) on investments                                3.66       (2.42)      (3.12)      (5.83)       4.64
Total from
investment operations                                     3.42       (2.69)      (3.34)      (6.01)       4.49
Less distributions
From net realized gain                                   (0.63)      (0.79)      (0.01)         --          --
Net asset value,
end of period                                           $32.54      $29.06      $25.71      $19.70      $24.19
Total return 3 (%)                                       11.59       (8.35)     (11.49)     (23.38)      22.79

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in millions)                                             $664        $499        $377        $253        $252
Ratio of expenses
to average net assets (%)                                 2.07        2.07        2.17        2.30        2.31
Ratio of net investment loss
to average net assets (%)                                (0.77)      (0.86)      (0.82)      (0.80)      (0.72)
Portfolio turnover (%)                                      98          82          76          64 4        70


See notes to
financial statements.


FINANCIAL HIGHLIGHTS

CLASS C SHARES

PERIOD ENDED                                          12-31-99    12-31-00    12-31-01    12-31-02    12-31-03
PER SHARE OPERATING PERFORMANCE
Net asset value,
beginning of period                                     $29.75      $32.54      $29.05      $25.70      $19.69
Net investment loss 1                                    (0.25)      (0.28)      (0.22)      (0.18)      (0.15)
Net realized and unrealized
gain (loss) on investments                                3.67       (2.42)      (3.12)      (5.83)       4.64
Total from
investment operations                                     3.42       (2.70)      (3.34)      (6.01)       4.49
Less distributions
From net realized gain                                   (0.63)      (0.79)      (0.01)         --          --
Net asset value,
end of period                                           $32.54      $29.05      $25.70      $19.69      $24.18
Total return 3 (%)                                       11.59       (8.38)     (11.49)     (23.39)      22.80

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in millions)                                              $30         $32         $30         $23         $24
Ratio of expenses
to average net assets (%)                                 2.08        2.11        2.17        2.30        2.31
Ratio of net investment loss
to average net assets (%)                                (0.80)      (0.89)      (0.82)      (0.80)      (0.72)
Portfolio turnover (%)                                      98          82          76          64 4        70


See notes to
financial statements.

FINANCIAL HIGHLIGHTS

CLASS I SHARES

PERIOD ENDED                                          12-31-02 5  12-31-03

PER SHARE OPERATING PERFORMANCE
Net asset value,
beginning of period                                     $26.15      $20.63
Net investment income 1                                   0.06        0.12
Net realized and unrealized
gain (loss) on investments                               (5.58)       4.91
Total from
investment operations                                    (5.52)       5.03
Net asset value,
end of period                                           $20.63      $25.66
Total return 3 (%)                                      (21.11) 6    24.38

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in millions)                                               $2          $2
Ratio of expenses
to average net assets (%)                                 1.26 7      1.06
Ratio of net investment income
to average net assets (%)                                 0.33 7      0.53
Portfolio turnover (%)                                      64 4        70

1 Based on the average of the shares outstanding.

2 Less than $0.01 per share.

3 Assumes dividend reinvestment and does not reflect the effect of sales charges.

4 Excludes merger activity.

5 Class I shares began operations on 3-1-02.

6 Not annualized.

7 Annualized.

See notes to
financial statements.

NOTES TO
STATEMENTS

NOTE A
Accounting policies

John Hancock Core Equity Fund (the "Fund") is a diversified series of John Hancock Capital Series, an open-end investment management company registered under the Investment Company Act of 1940. The investment objective of the Fund is to seek above-average total return, consisting of capital appreciation plus current income.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B, Class C and Class I shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value. Investments in AIM Cash Investment Trust are valued at their net asset value each business day.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, LLC, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Class allocations

Income, common expenses and realized and unrealized gains

(losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, and transfer agent fees for Class I shares, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks, which permit borrowings of up to $250 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the year ended December 31, 2003.

Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. At December 31, 2003, the Fund loaned securities having a market value of $62,598,909 collateralized by cash in the amount of $63,740,913. The cash collateral was invested in a short-term instrument. Securities lending expenses are paid by the Fund to the Adviser.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $200,317,193 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The loss carryforward expires as follows: December 31, 2007 -- $86,884, December 31, 2008 --
$26,140,645, December 31, 2009 -- $103,241,962, December 31, 2010 --
$50,126,412 and December 31, 2011 -- $20,721,290. Net capital losses of $8,834 that are attributable to security transactions incurred after October 31, 2003, are treated as arising on January 1, 2004, the first day of the Fund's next taxable year. Availability of a certain amount of this loss carryforward, which was acquired on June 7, 2002, in a merger with John Hancock Core Growth Fund and John Hancock Core Value Fund, may be limited in a given year.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and net realized gains on the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class.

As of December 31, 2003, there were no distributable earnings on a tax basis.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax-basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and transactions with affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.75% of the first $750,000,000 of the Fund's average daily net asset value and (b) 0.70% of the Fund's average daily net asset value in excess of $750,000,000. The Adviser has a subadvisory agreement with Independence Investment LLC, a wholly owned indirect subsidiary of John Hancock Life Insurance Company ("JHLICo"). JHLICo is the Adviser's indirect parent. The Fund is not responsible for payment of the subadvisory fees.

The Fund has Distribution Plans with John Hancock Funds, LLC ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940 to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes monthly payments to JH Funds at an annual rate not to exceed 0.30% of Class A average daily net asset value and 1.00% of Class B and Class C average daily net asset values. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

Class A and Class C shares are assessed up-front sales charges. During the year ended December 31, 2003, JH Funds received net up-front sales charges of $253,772 with regard to sales of Class A shares. Of this amount, $23,442 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $159,779 was paid as sales commissions to unrelated broker-dealers and $70,551 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. JHLICo is the indirect sole shareholder of Signator Investors. During the year ended December 31, 2003, JH Funds received net up-front sales charges of $19,547 with regard to sales of Class C shares. Of this amount, $16,859 was paid as sales commissions to unrelated broker-dealers and $2,688 was paid as sales commissions to sales personnel of Signator Investors.

Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution-related services to the Fund in connection with the sale of Class B and Class C shares. During the year ended December 31, 2003, CDSCs received by JH Funds amounted to $526,212 for Class B shares and $2,189 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc., an indirect subsidiary of JHLICo. For Class A, Class B and Class C shares, the Fund pays a monthly transfer agent fee at an annual rate of 0.05% of each class's average daily net asset value, plus a fee based on the number of shareholder accounts and reimbursement for certain out-of-pocket expenses, aggregated and allocated to each class on the basis of its relative net asset value. Until June 1, 2003, for Class I shares, the Fund paid a monthly transfer agent fee at an annual rate of 0.05% of the average daily net asset value plus certain out-of-pocket expenses attributable to Class I shares. Effective June 1, 2003, for Class I shares the Fund pays a monthly transfer agent fee at a total annual rate of 0.05% of the Class I average daily net asset value.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year was at an annual rate of approximately 0.03% of the average net assets of the Fund. The Fund also paid the Adviser the amount of $1,133 for certain publishing services, included in the printing fees.

Ms. Maureen Ford Goldfarb and Mr. John M. DeCiccio are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John
Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C
Fund share transactions

This listing illustrates the number of Fund shares sold, issued in reorganization and repurchased during the last two periods, along with the corresponding dollar value. The Fund has an unlimited number of shares authorized with no par value.


                                 YEAR ENDED 12-31-02           YEAR ENDED 12-31-03
                              SHARES          AMOUNT        SHARES          AMOUNT
CLASS A SHARES
Sold                       1,859,547     $43,895,329     1,443,454     $31,996,843
Issued in reorganization   1,241,263      30,389,969            --              --
Repurchased               (3,708,274)    (85,692,371)   (2,526,013)    (55,278,106)
Net decrease                (607,464)   ($11,407,073)   (1,082,559)   ($23,281,263)

CLASS B SHARES
Sold                       1,852,055     $42,584,929     1,033,860     $21,723,013
Issued in reorganization   1,479,761      34,894,693            --              --
Repurchased               (5,166,727)   (114,442,495)   (3,468,393)    (72,391,813)
Net decrease              (1,834,911)   ($36,962,873)   (2,434,533)   ($50,668,800)

CLASS C SHARES
Sold                         225,119      $5,172,656       144,802      $2,999,775
Issued in reorganization     195,783       4,614,904            --              --
Repurchased                 (429,152)     (9,505,901)     (346,116)     (7,150,753)
Net increase (decrease)       (8,250)       $281,659      (201,314)    ($4,150,978)

CLASS I SHARES 1
Sold                          93,307      $1,364,538        19,107        $415,067
Issued in reorganization      80,665       1,979,100            --              --
Repurchased                  (92,759)     (1,356,125)      (19,233)       (407,206)
Net increase (decrease)       81,213      $1,987,513          (126)         $7,861
NET DECREASE              (2,369,412)   ($46,100,774)   (3,718,532)   ($78,093,180)

1 Class I shares began operations on 3-1-02.



NOTE D
Investment transactions

Purchases and proceeds from sales or maturities of securities, other than short-term securities and obligations of the U.S. government, during the year ended December 31, 2003, aggregated $313,449,371 and $389,232,027, respectively.

The cost of investments owned on December 31, 2003, including short-term investments, for federal income tax purposes was $440,507,658. Gross unrealized appreciation and depreciation of investments aggregated $106,990,386 and $4,206,718, respectively, resulting in net unrealized appreciation of $102,783,668. The difference between book basis and tax basis net unrealized appreciation of investments is attributable primarily to the tax deferral of losses on certain sales of securities.

NOTE E
Reclassification of accounts

During the year ended December 31, 2003, the Fund reclassified amounts to reflect a decrease in accumulated net realized loss on investments of $498, a decrease in accumulated net investment loss of $1,947,578 and a decrease in capital paid-in of $1,948,076. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of December 31, 2003. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the United States of America, and book and tax differences in accounting for deferred compensation and net operating losses. The calculation of net investment income (loss) per share in the Fund's Financial Highlights excludes these adjustments.

NOTE F
Reorganization

On May 29, 2002, the shareholders of the John Hancock Core Growth Fund ("Core Growth Fund") and John Hancock Core Value Fund ("Core Value Fund") (collectively, the "Acquired Funds") approved an Agreement and Plan of Reorganization, which provided for the transfer of substantially all of the assets and liabilities of Acquired Funds in exchange solely for Class A, Class B, Class C and Class I shares of the Fund. The acquisition was accounted for as a tax-free exchange of 1,241,263 Class A shares, 1,479,761 Class B shares, 195,783 Class C shares and 80,665 Class I shares of the Fund for the net assets of the Acquired Funds, which amounted to $30,389,969, $34,894,693, $4,614,904 and $1,979,100 for Class A, Class B, Class C and Class I shares, respectively, including $505,003 of unrealized appreciation, after the close of business on June 7, 2002.

AUDITORS'
REPORT

Report of
Pricewaterhouse-
Coopers LLP,
Independent
Auditors

To the Shareholders and Board of Trustees of John Hancock Core Equity Fund,

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the John Hancock Core Equity Fund (the "Fund") at December 31, 2003, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 13, 2004

TAX
INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended December 31, 2003.

The Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount will be reflected on Form 1099-DIV for the calendar year 2003.

Shareholders will be mailed a 2003 U.S. Treasury Department Form
1099-DIV in January 2004. This will reflect the total of all distributions that are taxable for the calendar year 2003.

TRUSTEES
& OFFICERS

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.


INDEPENDENT TRUSTEES

                                                                                                                     NUMBER OF
NAME, AGE                                                                                   TRUSTEE               JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                                           OF FUND             FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                                           SINCE 1                 BY TRUSTEE
Dennis S. Aronowitz, Born: 1931                                                             1991                            20
Professor of Law, Emeritus, Boston University School of Law
(as of 1996); Director, Brookline Bancorp (since 1998).

Richard P. Chapman, Jr., Born: 1935                                                         1991                            20
President and Chief Executive Officer, Brookline Bancorp Inc. (lending)
(since 1972); Director, Lumber Insurance Co. (insurance) (until 2000);
Chairman and Director, Northeast Retirement Services, Inc. (retirement administration) (since 1998).

William J. Cosgrove, Born: 1933                                                             1991                            20
Vice President, Senior Banker and Senior Credit Officer, Citibank, N.A.
(retired 1991); Executive Vice President, Citadel Group Representatives,
Inc. (financial reinsurance); Director, Hudson City Savings Bank (since 1995);
Director, Hudson City Bancorp (since 1999); Trustee, Scholarship Fund for
Inner City Children (since 1986).

Richard A. Farrell, Born: 1932                                                              1996                            20
President, Farrell, Healer & Co., Inc. (venture capital management firm)
(since 1980) and President, the Venture Capital Fund of NE (since 1980);
prior to 1980, headed the venture capital group at Bank of Boston Corporation;
Trustee, Marblehead Savings Bank (since 1994).

William F. Glavin, 2 Born: 1932                                                             1996                            20
President Emeritus, Babson College (as of 1998); Vice Chairman, Xerox
Corporation (until 1989); Director, Reebok, Inc. (until 2002) and Inco Ltd.
(until 2002).

John A. Moore, 2 Born: 1939                                                                 1996                            30
President and Chief Executive Officer, Institute for Evaluating Health
Risks, (nonprofit institution) (until 2001); Chief Scientist, Sciences
International (health research) (until 2003); Principal, Hollyhouse
(consulting) (since 2000); Director, CIIT (nonprofit research) (since 2002).


28



                                                                                                                     NUMBER OF
NAME, AGE                                                                                   TRUSTEE               JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                                           OF FUND             FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                                           SINCE 1                 BY TRUSTEE
Patti McGill Peterson, 2 Born: 1943                                                         1996                            30
Executive Director, Council for International Exchange of Scholars (since
1998); Vice President, Institute of International Education (since 1998);
Senior Fellow, Cornell Institute of Public Affairs, Cornell University (until
1997); President Emerita of Wells College and St. Lawrence University;
Director, Niagara Mohawk Power Corporation (electric utility). Director,
Ford Foundation, International Fellowship Program (since 2002); Lois Roth
Endowment (since 2002); Council for International Educational Exchange
(since 2003); Advisory Board, UNCF, Global Partnership Center (since 2002).

John W. Pratt, Born: 1931                                                                   1996                            20
Professor of Business Administration Emeritus, Harvard University
Graduate School of Business Administration (as of 1998).


INTERESTED TRUSTEES 3

NAME, AGE                                                                                                            NUMBER OF
POSITION(S) HELD WITH FUND                                                                  TRUSTEE               JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                                           OF FUND             FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                                           SINCE 1                 BY TRUSTEE
John M. DeCiccio, Born: 1948                                                                2001                            51
Trustee
Director, John Hancock Life Insurance Co. (Financial Services); Executive
Vice President and Chief Investment Officer, John Hancock Financial
Services, Inc. (Holding Company); Chairman of the Committee of Finance
of John Hancock Life Insurance Company; Director, John Hancock Subsidiaries,
LLC (Subsidiaries, LLC), Hancock Natural Resource Group, Independence
Investment LLC, Declaration Management Research LLC, John Hancock
Advisers, LLC (the "Adviser"), The Berkeley Financial Group, LLC ("The
Berkeley Group"), John Hancock Funds, LLC ("John Hancock Funds")
and Massachusetts Business Development Corporation.

Maureen Ford Goldfarb, Born: 1955                                                           2002                            51
Trustee, Chairman, President and Chief Executive Officer
Executive Vice President, John Hancock Financial Services, Inc., John
Hancock Life Insurance Company; Chairman, Director, President and
Chief Executive Officer, the Adviser and The Berkeley Group; Chairman,
Director, President and Chief Executive Officer, John Hancock Funds;
Chairman, Director, President and Chief Executive Officer, Sovereign Asset
Management Corporation ("SAMCorp."); Director, Independence
Investment LLC, Subsidiaries, LLC and Signature Services; Investment
Company Board of Governors (since 2002); Senior Vice President,
MassMutual Insurance Co. (until 1999).


29



PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

NAME, AGE
POSITION(S) HELD WITH FUND                                                                                   OFFICER
PRINCIPAL OCCUPATION(S) AND                                                                                  OF FUND
DIRECTORSHIPS DURING PAST 5 YEARS                                                                              SINCE
Richard A. Brown, Born: 1949                                                                                    2000
Senior Vice President and Chief Financial Officer
Senior Vice President, Chief Financial Officer and Treasurer, the Adviser, John Hancock
Funds and The Berkeley Group; Second Vice President and Senior Associate Controller,
Corporate Tax Department, John Hancock Financial Services, Inc. (until 2001).

Thomas H. Connors, Born: 1959                                                                                   1992
Vice President and Compliance Officer
Vice President and Compliance Officer, the Adviser and each of the John Hancock funds;
Vice President, John Hancock Funds.

William H. King, Born: 1952                                                                                     1991
Vice President and Treasurer
Vice President and Assistant Treasurer, the Adviser; Vice President and Treasurer of each of the John Hancock funds; Assistant Treasurer of each of the John Hancock funds (until 2001).

Susan S. Newton, Born: 1950                                                                                     1991
Senior Vice President, Secretary and Chief Legal Officer
Senior Vice President, Secretary and Chief Legal Officer, SAMCorp., the Adviser and each of the John Hancock funds, John Hancock Funds and The Berkeley Group; Vice President,
Signature Services (until 2000); Director, Senior Vice President and Secretary, NM Capital.


The business address for all Trustees and Officers is 101 Huntington Avenue, Boston, Massachusetts 02199.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available, without charge, upon request, by calling
1-800-225-5291.

1 Each Trustee serves until resignation, retirement age or until his or her successor is elected.

2 Member of Audit Committee.

3 Interested Trustees hold positions with the Fund's investment adviser, underwriter and certain other affiliates.

OUR FAMILY
OF FUNDS

-------------------------------------------------------
Equity             Balanced Fund
                   Classic Value Fund
                   Core Equity Fund
                   Focused Equity Fund
                   Growth Trends Fund
                   International Fund
                   Large Cap Equity Fund
                   Large Cap Growth Fund
                   Large Cap Select Fund
                   Mid Cap Growth Fund
                   Multi Cap Growth Fund
                   Small Cap Equity Fund
                   Small Cap Growth Fund
                   Sovereign Investors Fund
                   U.S. Global Leaders Growth Fund

-------------------------------------------------------
Sector             Biotechnology Fund
                   Financial Industries Fund
                   Health Sciences Fund
                   Real Estate Fund
                   Regional Bank Fund
                   Technology Fund

-------------------------------------------------------
Income             Bond Fund
                   Government Income Fund
                   High Income Fund
                   High Yield Bond Fund
                   Investment Grade Bond Fund
                   Strategic Income Fund

-------------------------------------------------------
Tax-Free Income    California Tax-Free Income Fund
                   High Yield Municipal Bond Fund
                   Massachusetts Tax-Free Income Fund
                   New York Tax-Free Income Fund
                   Tax-Free Bond Fund

-------------------------------------------------------
Money Market       Money Market Fund
                   U.S. Government Cash Reserve

For more complete information on any John Hancock Fund and a prospectus, which includes charges and expenses, call your financial professional, or John Hancock Funds at 1-800-225-5291. Please read the prospectus carefully before investing or sending money.

ELECTRONIC
DELIVERY

Now available from
John Hancock Funds

Instead of sending annual and semiannual reports and prospectuses through the U.S. mail, we'll notify you by e-mail when these documents are available for online viewing.

How does electronic delivery benefit you?

* No more waiting for the mail to arrive; you'll receive an e-mail notification as soon as the document is ready for online viewing.

* Reduces the amount of paper mail you receive from John Hancock Funds.

* Reduces costs associated with printing and mailing.

Sign up for electronic delivery today at www.jhancock.com/funds/edelivery

FOR YOUR
INFORMATION

INVESTMENT ADVISER

John Hancock Advisers, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

SUBADVISER

Independence Investment LLC
53 State Street
Boston, Massachusetts 02109

PRINCIPAL DISTRIBUTOR

John Hancock Funds, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN

The Bank of New York
One Wall Street
New York, New York 10286

TRANSFER AGENT

John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

LEGAL COUNSEL

Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

INDEPENDENT AUDITORS

PricewaterhouseCoopers LLP
125 High Street
Boston, Massachusetts 02110


HOW TO
CONTACT US

On the Internet                   www.jhfunds.com

By regular mail                   John Hancock Signature Services, Inc.
                                  1 John Hancock Way, Suite 1000
                                  Boston, MA 02217-1000

By express mail                   John Hancock Signature Services, Inc.
                                  Attn: Mutual Fund Image Operations
                                  529 Main Street
                                  Charlestown, MA 02129

Customer service representatives  1-800-225-5291

24-hour automated information     1-800-338-8080

TDD line                          1-800-554-6713

The Fund's voting policies and procedures are available without charge, upon request:

By phone                          1-800-225-5291

On the Fund's Web site            www.jhfunds.com/proxy

On the SEC's Web site             www.sec.gov

[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

1-800-225-5291
1-800-554-6713 (TDD)
1-800-338-8080 EASI-Line

www.jhfunds.com

Now available: electronic delivery
www.jhancock.com/funds/edelivery

This report is for the information of
the shareholders of the John Hancock
Core Equity Fund.

2500A 12/03
       2/04

JOHN HANCOCK
U.S. Global Leaders Growth Fund

12.31.2003

Annual Report

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]

[A photo of Maureen Ford Goldfarb, Chairman and Chief Executive Officer, flush left next to first paragraph.]

WELCOME

Table of contents

Your fund at a glance
page 1

Managers' report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Fund's investments
page 8

Financial statements
page 10

Trustees & officers
page 26

For your information
page 29

Dear Fellow Shareholders,

The stock market made a strong recovery in 2003, producing double-digit returns in a broad-based rally. A rebounding economy fueled by historically low interest rates, plus improving corporate earnings and government stimulus in the form of tax cuts were the stimuli for the market's reversal after three down years. As a result, the market, as measured by the Standard & Poor's 500 Index, returned 28.67% in 2003. With technology leading the way, the tech-heavy Nasdaq Composite Index rose 50.77%, while the Dow Jones Industrial Average returned 28.27%. Bonds produced much more modest results, as investors were lured by stocks and interest rates began to rise. The exceptions were high-yield bonds, which posted stock-like returns of 28.97% for the year, as measured by the Lehman Brothers High Yield Index.

In other news, we are pleased to inform you that on September 28, 2003, the Boards of Directors of Canada-based Manulife Financial Corporation and Boston-based John Hancock Financial Services, Inc., the parent company of John Hancock Funds, unanimously voted to merge the two companies.

Please be assured that the completion of the merger -- anticipated to occur in the first half of 2004 -- will have no effect on your investment in our John Hancock mutual funds. Your fund's adviser and board of trustees will remain the same, as will your relationship with your financial adviser.

The merger is subject to customary closing conditions, including receipt of required regulatory approvals and approval by John Hancock stockholders. If you only own shares in a John Hancock mutual fund you are not affected and will not receive a proxy.

Additional information on this transaction is available on our Web site: www.jhfunds.com. If you have questions about the merger, you may also call 800-732-5543. Separately, for information about your investments in John Hancock funds, please contact your financial adviser or our Customer Service representatives at 800-225-5291.

Sincerely,

/S/ MAUREEN FORD GOLDFARB

Maureen Ford Goldfarb,
Chairman and Chief Executive Officer

This commentary reflects the chairman's views as of December 31, 2003. They are subject to change at any time.

YOUR FUND
AT A GLANCE

The Fund seeks
long-term growth
of capital by nor-
mally investing at
least 80% of its
assets in the
stocks of compa-
nies the managers
regard as "U.S.
Global Leaders."

Over the last twelve months

* The stock market rallied for the first time in four years as a resurgent economy boosted corporate earnings.

* The Fund posted a double-digit gain but trailed the average large-cap growth fund.

* The Fund's retail holdings performed well, while pharmaceutical stocks lagged.

[Bar chart with heading "John Hancock U.S. Global Leaders Growth Fund." Under the heading is a note that reads "Fund performance for the year ended December 31, 2003." The chart is scaled in increments of 5% with 0% at the bottom and 20% at the top. The first bar represents the 19.24% total return for Class A. The second bar represents the 18.35% total return for Class B. The third bar represents the 18.35% total return for Class C. The fourth bar represents the 19.77% total return for Class I. The fifth bar represents the 11.56% total return for Class R*. A note below the chart reads "Total returns for the Fund are at net asset value with all distributions reinvested. *From inception August 2, 2003 through December 31, 2003."]

Top 10 holdings

 5.9%   Dell, Inc.
 5.6%   Pfizer, Inc.
 5.5%   Staples, Inc.
 5.4%   Home Depot, Inc. (The)
 5.2%   American International Group, Inc.
 4.9%   United Parcel Service, Inc. (Class B)
 4.9%   Colgate-Palmolive Co.
 4.9%   Starbucks Corp.
 4.5%   Coca-Cola Co. (The)
 4.5%   Gillette Co. (The)

As a percentage of net assets on December 31, 2003.

BY GEORGE P. FRAISE AND GORDON M. MARCHAND, CFA, CIC, PORTFOLIO MANAGERS

MANAGERS'
REPORT

JOHN HANCOCK
U.S. Global Leaders
Growth Fund

Recently, the Fund's shareholders voted to retain Sustainable Growth Advisers, L.P. as investment subadviser to the Fund.

The U.S. stock market soared in 2003, posting a gain for the first time in four years. After a sluggish start to the year, stocks began to rise in March thanks to rapid success in the war with Iraq and better-than-expected corporate earnings reports. Investor confidence continued to grow in the second half of the year, as economic conditions showed marked improvement and profit growth surged. All of the major stock indexes gained more than 25% for the year.

"The U.S. stock market
 soared in 2003, posting
 a gain for the first time in
 four years."

Cyclical stocks led the market's advance, benefiting the most from the economy's firm recovery. Lower-quality stocks -- those with relatively high business risk and inconsistent earnings -- also performed well. According to Standard & Poor's, stocks in the two lowest rating categories gained more than 80% on average in 2003. In contrast, the stocks of high-quality companies with consistent, sustainable earnings growth lagged the overall market.

FUND PERFORMANCE

For the year ended December 31, 2003, John Hancock U.S. Global Leaders Growth Fund's Class A, Class B, Class C and Class I shares posted total returns of 19.24%, 18.35%, 18.35% and 19.77%, respectively, at net asset value. The average large-cap growth fund returned 27.00%, according to Lipper, Inc.,1 while the S&P 500 returned 28.67%. Class R shares, which were launched on August 5, 2003, returned 11.56% at net asset value from inception through December 31, 2003. Keep in mind that your net asset value return will be different from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. See pages six and seven for historical performance information.

[Photos of George Fraise and Gordon Marchand.]

George Fraise
Gordon Marchand

SUSTAINABLE VERSUS CYCLICAL

Although the Fund's 2003 return was positive and exceeded the earnings growth rate of its holdings, it trailed the average large-cap growth fund and the broad market indexes. It is not uncommon for the portfolio to underperform in the early stages of an economic recovery, when many companies see a sharp increase in their earnings. For example, the S&P 500 Index posted earnings growth of about 10% during the first half of 2003, but profit growth surged to more than 20% in the second half of the year as economic conditions improved. Some cyclical companies saw their earnings grow by 50% or more.

It's worth noting, however, that these rates of earnings growth are not sustainable over the long term. The portfolio's holdings, on the other hand, generate stable earnings growth rates that are less dependent on the ups and downs of the economy. Less earnings volatility means their profit growth tends to lag when the economy begins a recovery phase. But over the long term, companies with steady, sustainable earnings growth have produced the best results. Since 1995, the companies in the portfolio have grown their earnings by a total of 370%, while the S&P 500's cumulative earnings growth over the same period was just 48%.

RETAILERS AND FINANCIALS RULE

Thanks to the economy's resurgence, the highest returns in the portfolio came from retailers. The portfolio's top performer for the year was Tiffany, a jewelry retailer, which returned 90% as demand for higher-end luxury goods increased. Home Depot, the leading home-improvement retailer, rebounded from an awful 2002 to post a 50% gain in 2003. We took advantage of Home Depot's 2002 decline to significantly increase our holdings, and we were rewarded in 2003. Office supply chain Staples and coffee retailer Starbucks were also strong contributors to performance.

"Thanks to the economy's
 resurgence, the highest
 returns in the portfolio
 came from retailers."

The portfolio's financial stocks also fared well. State Street, the world's largest provider of custodial and administrative services to mutual fund companies, benefited from the strong recovery in both the economy and financial markets.

[Table at top left-hand side of page entitled "Top five industry groups." The first listing is Retail 20%, the second is Medical 16%, the third Computers 10%, the fourth Cosmetics & Personal Care 9% and the fifth Beverages 9%.]

HEALTH CARE HURTS

Among the few holdings in the portfolio to decline in 2003 were two major pharmaceutical stocks, Merck and Johnson & Johnson. Merck shares fell amid disappointing sales of the company's current roster of drugs, as well as some setbacks in its development pipeline of new pharmaceutical products. Johnson & Johnson declined as investors grew concerned about the sustainability of growth in their pharmaceutical business and increased competition in drug-coated stents, a major profit center for the company.

PORTFOLIO CHANGES

The Fund began and ended 2003 with 22 holdings, but we sold two holdings in the first half of the year and added two new stocks during the second half of the year.

[Pie chart at middle of page with heading "Portfolio diversification As a percentage of net assets on 12-31-03." The chart is divided into two sections (from top to left): Common stocks 98% and Short-term investments & other 2%.]

In February, we sold our entire positions in McDonald's and Marriott International. Fast-food chain McDonald's reported a series of disappointing earnings results in 2002, culminating in their first-ever quarterly loss in the fourth quarter. We lost confidence in the company's ability to grow its earnings at a double- digit rate going forward. Marriott International, the largest hotel operator in the country, had difficulty sustaining its earnings growth in a poor environment for travel and tourism, and we saw little promise for an imminent rebound in the travel industry.

[Table at top of page entitled "SCORECARD." The header for the left column is "INVESTMENT" and the header for the right column is "PERIOD'S PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is Dell Computer followed by an up arrow with the phrase "Benefited from increased spending on technology." The second listing is United Parcel Service followed by an up arrow with the phrase "Improving economy boosted demand." The third listing is Colgate-Palmolive followed by a down arrow with the phrase "Lost some market share to rival."]

In the third quarter, we added Anheuser-Busch and Microsoft to the portfolio. Anheuser-Busch is the world's largest brewing company, and it benefits from dominant market share, premium pricing and an expanding presence overseas. Microsoft was a longtime portfolio holding until 1999, when concerns about its growth prospects, a growing number of lawsuits and the stock's valuation led us to liquidate our position. Today, we believe those concerns have been resolved and the company is once again in a position to achieve consistent, above-average rates of earnings growth.

OUTLOOK

We are comfortable with the portfolio's current holdings going into 2004. Relative to the overall market, the companies in our portfolio are more profitable, have better balance sheets and a stronger financial position in addition to being undervalued. The portfolio's holdings also generate greater cash flows than the overall market and, most importantly, they return a higher percentage of that cash to shareholders. On average, the companies in the portfolio return 70% of their cash flows to shareholders in the form of dividends and share repurchases, compared with less than 20% for the S&P 500. We are confident that, in the long run, the ability of the portfolio's companies to deliver above-average earnings growth consistently, year after year, will earn investors the greatest rewards.

"We are comfortable with
 the portfolio's current
 holdings going into 2004."

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. The managers' statements reflect their own opinions. As such, they are in no way guarantees of future events, and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

A LOOK AT
PERFORMANCE

For the period ended
December 31, 2003


                              Class A      Class B      Class C      Class I 1    Class R 1
Inception date                9-29-95      5-20-02      5-20-02      5-20-02       8-5-03

Average annual returns with maximum sales charge (POP)
One year                        13.25%       13.35%       16.16%       19.77%          --
Five years                       0.27%          --           --           --           --
Since inception                 11.57%       -3.43%       -1.57%        0.14%          --

Cumulative total returns with maximum sales charge (POP)
One year                        13.25%       13.35%       16.16%       19.77%          --
Five years                       1.38%          --           --           --           --
Since inception                146.92%       -5.49%       -2.53%        0.23%       11.56%


Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5% and Class C shares of 1%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charge is not applicable for Class I or Class R shares. The return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost.

The returns reflect past results and should not be considered indicative of future performance. The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable. These reductions can be terminated in the future. See the prospectus for details.

1 For certain types of investors as described in the Fund's Class I share and Class R share prospectuses.

GROWTH OF
$10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we've shown the same investment in the Standard & Poor's 500 Index.

Line chart with the heading "GROWTH OF $10,000." Within the chart are three lines. The first line represents the value of the hypothetical $10,000 investment made in the John Hancock U.S. Global Leaders Growth Fund, without sales charge (NAV) and is equal to $26,000 as of December 31, 2003. The second line represents the value of the same hypothetical investment made in the John Hancock U.S. Global Leaders Growth Fund, with sales charge
(POP) and is equal to $24,692 as of December 31, 2003. The third line represents the Standard's & Poor's 500 Index and is equal to $21,724 as of December 31, 2003.

                Cum Value of $10K  Cum Value of $10K            S&P 500
Plot Date               (No Load)           (w/Load)              Index

9/29/95                   $10,000            $ 9,500            $10,000
12/31/95                   10,673             10,136             10,602
6/30/96                    11,313             10,744             11,171
12/31/96                   13,122             12,461             13,036
6/30/97                    13,637             12,951             13,385
12/31/97                   18,459             17,530             17,387
6/30/98                    21,765             20,669             19,813
12/31/98                   24,363             23,137             22,356
6/30/99                    25,596             24,308             23,469
12/31/99                   26,284             24,961             27,061
6/30/00                    26,243             24,922             27,683
12/31/00                   27,375             25,997             24,602
6/30/01                    24,373             23,146             21,684
12/31/01                   25,505             24,221             21,679
6/30/02                    26,617             25,277             21,737
12/31/02                   21,805             20,708             16,888
6/30/03                    23,625             22,436             18,875
12/31/03                   26,000             24,692             21,734


                             Class B      Class C 1    Class I 2    Class R 2
Period beginning             5-20-02      5-20-02      5-20-02       8-5-03
Without sales charge          $9,845       $9,845      $10,023      $11,156
With maximum sales charge     $9,451       $9,747      $10,023      $11,156
Index                        $10,482      $10,482      $10,482      $11,606

Assuming all distributions were reinvested for the period indicated, the table above shows the value of a $10,000 investment in the Fund's Class B, Class C, Class I and Class R shares, respectively, as of December 31, 2003. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

Standard & Poor's 500 Index is an unmanaged index that includes 500 widely traded common stocks.

It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

1 No contingent deferred sales charge applicable.

2 For certain types of investors as described in the Fund's Class I share and Class R share prospectuses.

FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
December 31, 2003

This schedule is divided into two main categories: common stocks and short-term investments. The common stocks are further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.


ISSUER                                                                                        SHARES            VALUE
COMMON STOCKS 97.90%                                                                                     $705,808,898
(Cost $593,378,386)

Beverages 8.51%                                                                                            61,354,737
Anheuser-Busch Cos., Inc.                                                                     545,900      28,758,012
Coca-Cola Co. (The)                                                                           642,300      32,596,725

Business Services 3.00%                                                                                    21,629,040
Automatic Data Processing, Inc. +                                                             546,050      21,629,040

Computers 9.91%                                                                                            71,464,614
Dell, Inc.*                                                                                 1,252,550      42,536,598
Microsoft Corp.                                                                             1,050,400      28,928,016

Cosmetics & Personal Care 9.42%                                                                            67,923,842
Colgate-Palmolive Co.                                                                         711,250      35,598,063
Gillette Co. (The) +                                                                          880,092      32,325,779

Finance 7.93%                                                                                              57,139,333
Marsh & McLennan Cos., Inc. +                                                                 522,100      25,003,369
State Street Corp.                                                                            617,050      32,135,964

Food 3.51%                                                                                                 25,305,742
Wrigley (Wm.) Jr. Co. +                                                                       450,200      25,305,742

Insurance 5.22%                                                                                            37,604,753
American International Group, Inc.                                                            567,362      37,604,753

Medical 16.45%                                                                                            118,595,090
Abbott Laboratories                                                                           454,350      21,172,710
Johnson & Johnson +                                                                           623,000      32,184,180
Merck & Co., Inc.                                                                             534,950      24,714,690
Pfizer, Inc. +                                                                              1,147,000      40,523,510

Retail 19.66%                                                                                             141,765,522
Home Depot, Inc. (The)                                                                      1,104,700      39,205,803
Staples, Inc.* +                                                                            1,459,925      39,855,953
Tiffany & Co.                                                                                 713,020      32,228,504
Wal-Mart Stores, Inc.                                                                         574,463      30,475,262

Retail Restaurants 4.91%                                                                                   35,384,779
Starbucks Corp.* +                                                                          1,070,320      35,384,779

See notes to
financial statements.


8


FINANCIAL STATEMENTS


ISSUER                                                                                         SHARES           VALUE
Soap & Cleaning Preparations 4.44%                                                                        $32,006,546
Procter & Gamble Co. (The)                                                                    320,450      32,006,546

Transportation 4.94%                                                                                       35,634,900
United Parcel Service, Inc. (Class B) +                                                       478,000      35,634,900


                                                                              INTEREST        PAR VALUE
ISSUER, DESCRIPTION, MATURITY DATE                                            RATE            (000s OMITTED)    VALUE
SHORT-TERM INVESTMENTS 20.84%                                                                            $150,255,251
(Cost $150,255,251)

Joint Repurchase Agreement 3.47%
Investment in a joint repurchase agreement
transaction with UBS Warburg, Inc. -- Dated
12-31-03, due 01-02-04 (Secured by
U.S. Treasury Inflation Indexed Bond 3.875%
due 04-15-29, U.S. Treasury Inflation Indexed
Notes 3.625% through 4.250% due 01-15-08
through 01-15-10)                                                             0.850%          $24,996      24,996,000


                                                                                              SHARES
Cash Equivalents 17.37%
AIM Cash Investment Trust**                                                              125,259,251      125,259,251

TOTAL INVESTMENTS 118.74%                                                                                $856,064,149

OTHER ASSETS AND LIABILITIES, NET (18.74%)                                                              ($135,114,733)

TOTAL NET ASSETS 100.00%                                                                                 $720,949,416



 + All or a portion of this security is on loan as of December 31, 2003.

 * Non-income-producing security.

** Represents investment of security lending collateral.

   The percentage shown for each investment category is the total of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.

FINANCIAL STATEMENTS

ASSETS AND
LIABILITIES

December 31, 2003

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes. You'll
also find the net
asset value and
the maximum
offering price
per share.

ASSETS
Investments at value (cost $743,633,637)
including $123,651,438 of securities loaned                      $856,064,149
Cash                                                                      501
Receivable for shares sold                                          2,120,529
Dividends and interest receivable                                     724,790
Receivable from affiliates                                             44,081
Other assets                                                            8,686

Total assets                                                      858,962,736

LIABILITIES
Payable for investments purchased                                  11,223,173
Payable for shares repurchased                                        799,646
Payable for securities on loan                                    125,259,251
Payable to affiliates
Management fee                                                        469,933
Distribution and service fee                                           68,309
Other                                                                 138,847
Other payables and accrued expenses                                    54,161

Total liabilities                                                 138,013,320

NET ASSETS
Capital paid-in                                                   628,995,361
Accumulated net realized loss on investments                      (20,476,295)
Net unrealized appreciation of investments                        112,430,512
Accumulated net investment loss                                          (162)

Net assets                                                       $720,949,416

NET ASSET VALUE PER SHARE
Based on net asset values and shares outstanding
Class A ($392,468,513 [DIV] 15,258,918 shares)                         $25.72
Class B ($164,073,889 [DIV] 6,456,691 shares)                          $25.41
Class C ($159,533,596 [DIV] 6,278,032 shares)                          $25.41
Class I ($4,755,460 [DIV] 183,827 shares)                              $25.87
Class R ($117,958 [DIV] 4,593 shares)                                  $25.68

MAXIMUM OFFERING PRICE PER SHARE
Class A 1 ($25.72 [DIV] 95%)                                           $27.07
Class C ($25.41 [DIV] 99%)                                             $25.67

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

See notes to
financial statements.

FINANCIAL STATEMENTS

OPERATIONS

For the year ended
December 31, 2003

This Statement
of Operations
summarizes the
Fund's investment
income earned
and expenses
incurred in oper-
ating the Fund.
It also shows net
gains (losses) for
the period stated.

INVESTMENT INCOME
Dividends                                                          $6,976,043
Interest                                                              173,608
Securities lending income                                              94,717

Total investment income                                             7,244,368

EXPENSES
Investment management fee                                           4,101,253
Class A distribution and service fee                                  792,064
Class B distribution and service fee                                1,201,925
Class C distribution and service fee                                1,033,475
Class R distribution and service fee                                      218
Class A, B and C transfer agent fee                                 1,449,031
Class I transfer agent fee                                              4,221
Class R transfer agent fee                                                179
Accounting and legal services fee                                     166,361
Registration and filing fee                                            92,789
Custodian fee                                                          88,336
Miscellaneous                                                          29,526
Printing                                                               28,561
Trustees' fee                                                          28,018
Auditing fee                                                           24,000
Legal fee                                                              13,802
Interest                                                                3,457

Total expenses                                                      9,057,216

Less expense reductions                                               (44,081)

Net expenses                                                        9,013,135

Net investment loss                                                (1,768,767)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized loss on investments                                  (11,747,802)
Change in net unrealized appreciation (depreciation)
of investments                                                    113,898,806

Net realized and unrealized gain                                  102,151,004

Increase in net assets from operations                           $100,382,237

See notes to
financial statements.

FINANCIAL STATEMENTS

CHANGES IN
NET ASSETS

These Statements
of Changes in
Net Assets show
how the value
of the Fund's
net assets has
changed during
the last three
periods. The dif-
ference reflects
earnings less
expenses, any
investment gains
and losses,
distributions, if
any, paid to
shareholders and
any increase or
decrease in
money share-
holders invested
in the Fund.

                                             YEAR        PERIOD          YEAR
                                            ENDED         ENDED         ENDED
                                          6-30-02 1    12-31-02 1,2  12-31-03
INCREASE (DECREASE) IN NET ASSETS
From operations

Net investment loss                     ($354,730)    ($146,153)  ($1,768,767)
Net realized loss                        (651,190)   (1,308,350)  (11,747,802)
Change in net unrealized
appreciation (depreciation)            (6,483,827)  (23,100,968)  113,898,806

Increase (decrease) in
net assets resulting
from operations                        (7,489,747)  (24,555,471)  100,382,237

From Fund
share transactions                     99,899,138   216,614,103   254,934,590

NET ASSETS
Beginning of period                    81,164,566   173,573,957   365,632,589

End of period 2                      $173,573,957  $365,632,589  $720,949,416


1 Audited by previous auditor.

2 Effective 12-31-02, the fiscal year end changed from June 30 to December 31.

3 Includes accumulated net investment loss of none, none and $162, respectively.

See notes to
financial statements.

FINANCIAL HIGHLIGHTS


FINANCIAL
HIGHLIGHTS

CLASS A SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.


PERIOD ENDED                                           6-30-99 1   6-30-00 1   6-30-01 1   6-30-02 1,2  12-31-02 1,3  12-31-03
PER SHARE OPERATING PERFORMANCE
Net asset value,
beginning of period                                     $22.35      $25.65      $26.37      $24.98        $24.03        $21.57
Net investment
income (loss) 4                                          (0.13)      (0.07)      (0.14)      (0.09)         0.01            -- 5
Net realized and unrealized
gain (loss) on investments                                3.43        0.79       (1.25)      (0.86)        (2.47)         4.15
Total from
investment operations                                     3.30        0.72       (1.39)      (0.95)        (2.46)         4.15
Net asset value,
end of period                                           $25.65      $26.37      $24.98      $24.03        $21.57        $25.72
Total return 6 (%)                                       14.77        2.81       (5.27)      (3.80) 7     (10.24) 7,8    19.24 7

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in millions)                                             $129         $87         $81        $150          $237          $392
Ratio of expenses
to average net assets (%)                                 1.31        1.31        1.38        1.37          1.27 9        1.35
Ratio of adjusted expenses
to average net assets 10 (%)                                --          --          --        1.40          1.36 9        1.36
Ratio of net investment income (loss)
to average net assets (%)                                (0.66)      (0.23)      (0.54)      (0.36)         0.07 9       (0.02)
Portfolio turnover (%)                                      14          25           3           3             1            15


See notes to
financial statements.


FINANCIAL HIGHLIGHTS

CLASS B SHARES

PERIOD ENDED                                           6-30-02 1,11  12-31-02 1,3  12-31-03
PER SHARE OPERATING PERFORMANCE
Net asset value,
beginning of period                                     $25.81         $24.01        $21.47
Net investment loss 4                                    (0.02)         (0.07)        (0.18)
Net realized and unrealized gain
(loss) on investments                                    (1.78)         (2.47)         4.12
Total from
investment operations                                    (1.80)         (2.54)         3.94
Net asset value,
end of period                                           $24.01         $21.47        $25.41
Total return 6,7 (%)                                     (6.97) 8      (10.58) 8      18.35

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in millions)                                              $12            $73          $164
Ratio of expenses
to average net assets (%)                                 2.13 9         2.02 9        2.10
Ratio of adjusted expenses
to average net assets 10 (%)                              2.39 9         2.11 9        2.11
Ratio of net investment loss
to average net assets (%)                                (0.93) 9       (0.67) 9      (0.77)
Portfolio turnover (%)                                       3              1            15


See notes to
financial statements.


FINANCIAL HIGHLIGHTS

CLASS C SHARES


PERIOD ENDED                                           6-30-02 1,11  12-31-02 1,3  12-31-03
PER SHARE OPERATING PERFORMANCE
Net asset value,
beginning of period                                     $25.81         $24.01        $21.47
Net investment loss 4                                    (0.02)         (0.07)        (0.18)
Net realized and unrealized gain
(loss) on investments                                    (1.78)         (2.47)         4.12
Total from
investment operations                                    (1.80)         (2.54)         3.94
Net asset value,
end of period                                           $24.01         $21.47        $25.41
Total return 6,7 (%)                                     (6.97) 8      (10.58) 8      18.35

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in millions)                                               $6            $49          $160
Ratio of expenses
to average net assets (%)                                 2.12 9         2.02 9        2.10
Ratio of adjusted expenses
to average net assets 10 (%)                              2.38 9         2.11 9        2.11
Ratio of net investment loss
to average net assets (%)                                (0.96) 9       (0.67) 9      (0.77)
Portfolio turnover (%)                                       3              1            15


See notes to
financial statements.


FINANCIAL HIGHLIGHTS

CLASS I SHARES


PERIOD ENDED                                           6-30-02 1,11  12-31-02 1,3  12-31-03
PER SHARE OPERATING PERFORMANCE
Net asset value,
beginning of period                                     $25.81         $24.04        $21.60
Net investment income 4                                   0.01           0.02          0.10
Net realized and unrealized gain
(loss) on investments                                    (1.78)         (2.46)         4.17
Total from
investment operations                                    (1.77)         (2.44)         4.27
Net asset value,
end of period                                           $24.04         $21.60        $25.87
Total return 6 (%)                                       (6.86) 7,8    (10.15) 7,8    19.77

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in millions)                                               $5             $6            $5
Ratio of expenses to
average net assets (%)                                    0.91 9         1.11 9        0.90
Ratio of adjusted expenses
to average net assets 10 (%)                              1.17 9         1.20 9          --
Ratio of net investment income
to average net assets (%)                                 0.21 9         0.22 9        0.43
Portfolio turnover (%)                                       3              1            15


See notes to
financial statements.

FINANCIAL HIGHLIGHTS

CLASS R SHARES


PERIOD ENDED                                          12-31-03 11
PER SHARE OPERATING PERFORMANCE
Net asset value,
beginning of period                                     $23.02
Net investment loss 4                                    (0.04)
Net realized and unrealized
gain on investments                                       2.70
Total from
investment operations                                     2.66
Net asset value,
end of period                                           $25.68
Total return 6 (%)                                       11.56 8

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in millions)                                               -- 12
Ratio of expenses
to average net assets (%)                                 1.75 9
Ratio of net investment loss
to average net assets (%)                                (0.42) 9
Portfolio turnover (%)                                      15

 1 Audited by previous auditor.

 2 Effective 5-17-02, shareholders of the former U.S. Global Leaders
   Growth Fund became owners of that number of full and fractional shares of Class A shares of the John Hancock U.S. Global Leaders Growth Fund. Additionally, the accounting and performance history of the former U.S. Global Leaders Growth Fund was redesignated as that of Class A of John Hancock U.S. Global Leaders Growth Fund.

 3 Effective 12-31-02, the fiscal year end changed from June 30 to December 31.

 4 Based on the average of the shares outstanding.

 5 Less than $0.01 per share.

 6 Assumes dividend reinvestment and does not reflect the effect of sales charges.

 7 Total returns would have been lower had certain expenses not been reduced during the periods shown.

 8 Not annualized.

 9 Annualized.

10 Does not take into consideration expense reductions during the period shown.

11 Class B, Class C and Class I shares began operations on 5-20-02 and
   Class R shares began operations on 8-5-03.

12 Less than $500,000.

See notes to
financial statements.

NOTES TO
STATEMENTS

NOTE A
Accounting policies

John Hancock U.S. Global Leaders Growth Fund (the "Fund") is a non-diversified series of John Hancock Capital Series, an open-end management investment company registered under the Investment Company Act of 1940. The investment objective of the Fund is to achieve long-term growth of capital.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B, Class C, Class I and Class R shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value. Investments in AIM Cash Investment Trust are valued at their net asset value each business day.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, LLC, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net asset value of the respective classes. Distribution and service fees, if any, and transfer agent fees for Class I and Class R shares are calculated daily at the class level based on the appropriate net asset value of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks, which permits borrowings of up to $250 million, collectively. Interest is charged to each fund based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit, and is allocated among the participating funds. The average daily loan balance during the period for which loans were outstanding amounted to $19,666,667, and the weighted average interest rate was 1.533%. Interest expense includes $2,478 paid under the line of credit. There was no outstanding borrowing under the line of credit on December 31, 2003.

Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. At December 31, 2003, the Fund loaned securities having a market value of $123,651,438 collateralized by cash in the amount of $125,259,251. The cash collateral was invested in a short-term instrument. Securities lending expenses are paid by the Fund to the Adviser.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $16,234,149 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The loss carryforward expires as follows: December 31, 2005 -- $524,262, December 31, 2006 --
$1,563,910, December 31, 2007 -- $3,019,154, December 31, 2008 --
$1,608,586, December 31, 2009 -- $651,190 and December 31, 2011 --
$8,867,047. Net capital losses of $26 that are attributable to security transactions incurred after October 31, 2003, are treated as arising on January 1, 2004, the first day of the Fund's next taxable year.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date. Interest income on investment securities is recorded on the accrual basis.

The Fund records distributions to shareholders from net investment income and net realized gains on the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class.

As of December 31, 2003, there were no distributable earnings on a tax basis. Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and transactions with affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a daily management fee to the Adviser at an annual rate of 0.75% of the Fund's average daily net asset value. Until July 16, 2003, the Adviser had a subadvisory agreement with Yeager, Wood & Marshall, Inc. The Fund is not responsible for payment of the subadvisory fees.

The Adviser has agreed to limit the Fund's total expenses, excluding the distribution and service fees and transfer agent fees, to 0.86% of the Fund's average daily net asset value, at least until May 17, 2004. There was no expense reduction related to the Fund's total expense limitation for the year ended December 31, 2003. In addition, the Adviser has agreed to limit the Class A expenses to 1.37% of the Class A average net asset value, at least until May 17, 2004. There were no Class A-specific expense reductions for the year ended December 31, 2003.The Adviser reserves the right to terminate these limitations in the future.

The Fund has Distribution Plans with John Hancock Funds, LLC ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B, Class C and Class R pursuant to Rule 12b-1 under the Investment Company Act of 1940 to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes monthly payments to JH Funds at an annual rate not to exceed 0.25% of Class A average daily net asset value, 1.00% of Class B and Class C average daily net asset value and 0.50% of Class R average daily net asset value. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances. In addition, under a Service Plan for Class R shares, the Fund pays up to 0.25% of Class R average daily net asset value for certain other services.

Class A and Class C shares are assessed up-front sales charges. During the year ended December 31, 2003, JH Funds received net up-front sales charges of $2,228,099 with regard to sales of Class A shares. Of this amount, $327,494 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $1,779,429 was paid as sales commissions to unrelated broker-dealers and $121,176 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of

Signator Investors. During the year ended December 31, 2003, JH Funds received net up-front sales charges of $975,693 with regard to sales of Class C shares. Of this amount, $969,890 was paid as sales commissions to unrelated broker-dealers and $5,803 was paid as sales commissions to sales personnel of Signator Investors.

Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution-related services to the Fund in connection with the sale of Class B and Class C shares. During the year ended December 31, 2003, CDSCs received by JH Funds amounted to $200,123 for Class B shares and $67,627 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc., an indirect subsidiary of JHLICo. For Class A, Class B and Class C shares, the Fund pays a monthly transfer agent fee at an annual rate of 0.05% of each class's average daily net asset value, plus a fee based on the number of shareholder accounts and reimbursement for certain out-of-pocket expenses, aggregated and allocated to each class on the basis of its relative net asset value. The Adviser has agreed to limit Class A, Class B and Class C transfer agent fees to 0.26% of each respective class's average daily net asset value, at least until May 17, 2004. Accordingly, the expense reductions related to the transfer agent fee limitation amounted to $44,081 for the year ended December 31, 2003. The Adviser reserves the right to terminate this limitation in the future. Until June 1, 2003, for Class I shares, the Fund paid a monthly transfer agent fee at an annual rate of 0.05% of the average daily net asset value plus certain out-of-pocket expenses attributable to Class I shares. Effective June 1, 2003, for Class I shares the Fund pays a monthly transfer agent fee at a total annual rate of 0.05% of Class I average daily net asset value. For Class R shares, the Fund pays a monthly transfer agent fee at an annual rate of 0.05% of the Class R average net asset value, plus a fee based on the number of shareholder accounts and reimbursement for certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year was at an annual rate of approximately 0.03% of the average daily net asset value of the Fund. The Fund also paid the Adviser the amount of $1,563 for certain publishing services, included in the printing fees.

The Adviser and other subsidiaries of JHLICo owned 4,344 Class R shares of beneficial interest of the Fund on December 31, 2003.

Ms. Maureen Ford Goldfarb and Mr. John M. DeCiccio are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John
Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investments as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C
Fund share transactions

This listing illustrates the number of Fund shares sold and repurchased during the last three periods, along with the corresponding dollar value. The Fund has an unlimited number of shares authorized with no par value.


                           YEAR ENDED 6-30-02 1    PERIOD ENDED 12-31-02 1,2      YEAR ENDED 12-31-03
                         SHARES        AMOUNT      SHARES         AMOUNT        SHARES         AMOUNT
CLASS A SHARES
Sold                  3,836,080   $96,765,773   6,251,336   $138,556,043    10,923,460   $252,877,518
Repurchased            (838,126)  (21,263,282) (1,498,175)   (32,737,959)   (6,664,645)  (155,946,301)
Net increase          2,997,954   $75,502,491   4,753,161   $105,818,084     4,258,815    $96,931,217

CLASS B SHARES 3
Sold                    515,517   $12,762,174   3,117,591     68,866,199     4,086,870    $93,135,551
Repurchased              (3,430)      (82,734)   (222,399)    (4,825,482)   (1,037,458)   (23,901,422)
Net increase            512,087   $12,679,440   2,895,192    $64,040,717     3,049,412    $69,234,129

CLASS C SHARES 3
Sold                    249,119    $6,148,614   2,127,930    $47,145,389     4,687,309   $107,419,289
Repurchased              (1,814)      (43,714)    (91,149)    (1,980,789)     (693,363)   (16,065,967)
Net increase            247,305    $6,104,900   2,036,781    $45,164,600     3,993,946    $91,353,322

CLASS I SHARES 3
Sold                    217,447    $5,612,307      71,950     $1,602,282       150,664     $3,448,808
Repurchased                  --            --        (533)       (11,580)     (255,701)    (6,139,036)
Net increase (decrease) 217,447    $5,612,307      71,417     $1,590,702      (105,037)   ($2,690,228)

CLASS R SHARES 3
Sold                         --            --          --             --         4,593       $106,150
Net increase                 --            --          --             --         4,593       $106,150
NET INCREASE          3,974,793   $99,899,138   9,756,551   $216,614,103    11,201,729   $254,934,590



1 Audited by previous auditor.

2 Effective 12-31-02 the fiscal year end changed from June 30 to December 31.

3 Class B, Class C and Class I shares began operations on 5-20-02.
  Class R shares began operations on 8-05-03.

NOTE D
Investment transactions

Purchases and proceeds from sales or maturities of securities, other than short-term securities and obligations of the U.S. government, during the year ended December 31, 2003, aggregated $323,545,042 and $77,167,864, respectively.

The cost of investments owned on December 31, 2003, including short-term investments, for federal income tax purposes was $747,875,757. Gross unrealized appreciation and depreciation of investments aggregated $112,280,739 and $4,092,347, respectively, resulting in net unrealized appreciation of $108,188,392. The difference between book basis and tax basis net unrealized appreciation of investments is attributable primarily to the tax deferral of losses on certain sales of securities.

NOTE E
Reclassification of accounts

During the year ended December 31, 2003, the Fund reclassified amounts to reflect a decrease in accumulated net realized loss on investments of $368, a decrease in accumulated net investment loss of $1,768,605 and a decrease in capital paid-in of $1,768,973. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of December 31, 2003. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the United States of America, and book and tax differences in accounting for deferred compensation and net operating losses. The calculation of net investment income (loss) per share in the Fund's Financial Highlights excludes these adjustments.

NOTE F
Acquisition

On May 20, 2002, the Fund acquired substantially all of the assets and liabilities of the former U.S. Global Leaders Growth Fund in exchange solely for Class A shares of the Fund. The acquisition was accounted for as a tax-free exchange of 4,905,742 Class A shares of the Fund for the net assets of the former U.S. Global Leaders Growth Fund, which amounted to $128,l87,039, including $33,354,224 of unrealized appreciation of investments, after the close of business on May 17, 2002. Accounting and performance history of the former U.S. Global Leaders Growth Fund was redesignated as that of Class A of John Hancock U.S. Global Leaders Growth Fund.

NOTE G
Change in independent auditor

Based on the recommen dation of the Audit Committee of the Fund, the Board of Trustees has determined not to retain Ernst & Young LLP as the Fund's independent auditor and voted to appoint PricewaterhouseCoopers for the fiscal year ended December 31, 2003. During the two most recent fiscal years, Ernst & Young LLP's audit reports contained no adverse opinion or disclaimer of opinion; nor were their reports qualified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the Fund and Ernst & Young LLP on accounting principles, financial statements disclosure or audit scope, which, if not resolved to the satisfaction of Ernst & Young LLP, would have caused them to make reference to the disagreement in their report.

AUDITORS'
REPORT

Report of
Pricewaterhouse
Coopers LLP,
Independent
Auditors

To the Shareholders and Board of Trustees of John Hancock U.S. Global Leaders Growth Fund,

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the John Hancock U.S. Global Leaders Growth Fund (the "Fund") at December 31, 2003, the results of its operations, the changes in its net assets and the financial highlights for the period then ended, in conformity with auditing standards generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities owned at December 31, 2003 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statement of changes in net assets of the Fund for the periods ended December 31, 2002 and June 30, 2002, and the financial highlights for each of the periods ended on or before December 31, 2002, were audited by other independent auditors, whose report dated February 7, 2003, expressed an unqualified opinion thereon.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 13, 2004

TAX
INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended December 31, 2003.

The Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount will be reflected on Form 1099-DIV for the calendar year 2003.

Shareholders will be mailed a 2003 U.S. Treasury Department Form
1099-DIV in January 2004. This will reflect the total of all distributions that are taxable for the calendar year 2003.

TRUSTEES
& OFFICERS

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.


INDEPENDENT TRUSTEES

                                                                                                                     NUMBER OF
NAME, AGE                                                                                   TRUSTEE               JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                                           OF FUND             FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                                           SINCE 1                 BY TRUSTEE
Dennis S. Aronowitz, Born: 1931                                                             2003                            20
Professor of Law, Emeritus, Boston University School of Law
(as of 1996); Director, Brookline Bancorp (since 1998).

Richard P. Chapman, Jr., Born: 1935                                                         2003                            20
President and Chief Executive Officer, Brookline Bancorp Inc. (lending)
(since 1972); Director, Lumber Insurance Co. (insurance) (until 2000);
Chairman and Director, Northeast Retirement Services, Inc. (retirement administration) (since 1998).

William J. Cosgrove, Born: 1933                                                             2003                            20
Vice President, Senior Banker and Senior Credit Officer, Citibank, N.A.
(retired 1991); Executive Vice President, Citadel Group Representatives,
Inc. (financial reinsurance); Director, Hudson City Savings Bank (since 1995);
Director, Hudson City Bancorp (since 1999); Trustee, Scholarship Fund for
Inner City Children (since 1986).

Richard A. Farrell, Born: 1932                                                              2003                            20
President, Farrell, Healer & Co., Inc. (venture capital management firm)
(since 1980) and President, the Venture Capital Fund of NE (since 1980);
prior to 1980, headed the venture capital group at Bank of Boston Corporation;
Trustee, Marblehead Savings Bank (since 1994).

William F. Glavin, 2 Born: 1932                                                             2003                            20
President Emeritus, Babson College (as of 1998); Vice Chairman, Xerox
Corporation (until 1989); Director, Reebok, Inc. (until 2002) and Inco Ltd.
(until 2002).

John A. Moore, 2 Born: 1939                                                                 2003                            30
President and Chief Executive Officer, Institute for Evaluating Health
Risks, (nonprofit institution) (until 2001); Chief Scientist, Sciences
International (health research) (until 2003); Principal, Hollyhouse
(consulting) (since 2000); Director, CIIT (nonprofit research) (since 2002).


26



                                                                                                                     NUMBER OF
NAME, AGE                                                                                   TRUSTEE               JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                                           OF FUND             FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                                           SINCE 1                 BY TRUSTEE
Patti McGill Peterson, 2 Born: 1943                                                         2003                            30
Executive Director, Council for International Exchange of Scholars (since
1998); Vice President, Institute of International Education (since 1998);
Senior Fellow, Cornell Institute of Public Affairs, Cornell University (until
1997); President Emerita of Wells College and St. Lawrence University;
Director, Niagara Mohawk Power Corporation (electric utility). Director,
Ford Foundation, International Fellowship Program (since 2002); Lois Roth
Endowment (since 2002); Council for International Educational Exchange
(since 2003); Advisory Board, UNCF, Global Partnership Center (since 2002).

John W. Pratt, Born: 1931                                                                   2003                            20
Professor of Business Administration Emeritus, Harvard University
Graduate School of Business Administration (as of 1998).


INTERESTED TRUSTEES 3

NAME, AGE                                                                                                            NUMBER OF
POSITION(S) HELD WITH FUND                                                                  TRUSTEE               JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                                           OF FUND             FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                                           SINCE 1                 BY TRUSTEE
John M. DeCiccio, Born: 1948                                                                2003                            51
Trustee
Director, John Hancock Life Insurance Co. (financial services); Executive
Vice President and Chief Investment Officer, John Hancock Life Insurance
Company, Inc. (holding company); Chairman of the Committee of Finance of John Hancock Life Insurance Company; Director, John Hancock Subsidiaries,
LLC (Subsidiaries, LLC), Hancock Natural Resource Group, Independence
Investment LLC, Declaration Management Research LLC, John Hancock
Advisers, LLC (the "Adviser"), The Berkeley Financial Group, LLC ("The
Berkeley Group"), John Hancock Funds, LLC ("John Hancock Funds")
and Massachusetts Business Development Corporation.

Maureen Ford Goldfarb, Born: 1955                                                           2003                            51
Trustee, Chairman, President and Chief Executive Officer
Executive Vice President, John Hancock Financial Services, Inc., John
Hancock Life Insurance Company; Chairman, Director, President and
Chief Executive Officer, the Adviser and The Berkeley Group; Chairman,
Director, President and Chief Executive Officer, John Hancock Funds;
Chairman, Director, President and Chief Executive Officer, Sovereign Asset
Management Corporation ("SAMCorp."); Director, Independence
Investment LLC, Subsidiaries, LLC and Signature Services; Investment
Company Board of Governors (since 2002); Senior Vice President,
MassMutual Insurance Co. (until 1999).


27



PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

NAME, AGE
POSITION(S) HELD WITH FUND                                                                                   OFFICER
PRINCIPAL OCCUPATION(S) AND                                                                                  OF FUND
DIRECTORSHIPS DURING PAST 5 YEARS                                                                              SINCE
Richard A. Brown, Born: 1949                                                                                    2003
Senior Vice President and Chief Financial Officer
Senior Vice President, Chief Financial Officer and Treasurer, the Adviser, John Hancock
Funds and The Berkeley Group; Second Vice President and Senior Associate Controller,
Corporate Tax Department, John Hancock Financial Services, Inc. (until 2001).

Thomas H. Connors, Born: 1959                                                                                   2003
Vice President and Compliance Officer
Vice President and Compliance Officer, the Adviser and each of the John Hancock funds;
Vice President, John Hancock Funds.

William H. King, Born: 1952                                                                                     2003
Vice President and Treasurer
Vice President and Assistant Treasurer, the Adviser; Vice President and Treasurer of each of the John Hancock funds; Assistant Treasurer of each of the John Hancock funds (until 2001).

Susan S. Newton, Born: 1950                                                                                     2003
Senior Vice President, Secretary and Chief Legal Officer
Senior Vice President, Secretary and Chief Legal Officer, SAMCorp., the Adviser and each of the John Hancock funds, John Hancock Funds and The Berkeley Group; Vice President,
Signature Services (until 2000); Director, Senior Vice President and Secretary, NM Capital.


The business address for all Trustees and Officers is 101 Huntington Avenue, Boston, Massachusetts 02199.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available, without charge, upon request, by calling
1-800-225-5291.

1 Each Trustee serves until resignation, retirement age or until his or her successor is elected.

2 Member of Audit Committee.

3 Interested Trustees hold positions with the Fund's investment adviser, underwriter and certain other affiliates.

FOR YOUR
INFORMATION

INVESTMENT ADVISER

John Hancock Advisers, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

SUBADVISER

Sustainable Growth Advisers, L.P.
1285 Avenue of the Americas
New York, New York 10019

PRINCIPAL DISTRIBUTOR

John Hancock Funds, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN

The Bank of New York
One Wall Street
New York, New York 10286

TRANSFER AGENT

John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

LEGAL COUNSEL

Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

INDEPENDENT AUDITORS

PricewaterhouseCoopers LLP
125 High Street
Boston, Massachusetts 02110


HOW TO
CONTACT US

On the Internet                   www.jhfunds.com

By regular mail                   John Hancock Signature Services, Inc.
                                  1 John Hancock Way, Suite 1000
                                  Boston, MA 02217-1000

By express mail                   John Hancock Signature Services, Inc.
                                  Attn: Mutual Fund Image Operations
                                  529 Main Street
                                  Charlestown, MA 02129

Customer service representatives  1-800-225-5291

24-hour automated information     1-800-338-8080

TDD line                          1-800-554-6713

The Fund's voting policies and procedures are available without charge, upon request:

By phone                          1-800-225-5291

On the Fund's Web site            www.jhfunds.com/proxy

On the SEC's Web site             www.sec.gov

[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

1-800-225-5291
1-800-554-6713 (TDD)
1-800-338-8080 EASI-Line

www.jhfunds.com

Now available: electronic delivery
www.jhancock.com/funds/edelivery

This report is for the information of
the shareholders of the John Hancock
U.S. Global Leaders Growth Fund.

2600A 12/03
      2/04

JOHN HANCOCK
Classic Value Fund

12.31.2003

Annual Report

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]

[A photo of Maureen Ford Goldfarb, Chairman and Chief Executive Officer, flush left next to first paragraph.]

WELCOME

Table of contents

Your fund at a glance
page 1

Managers' report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Fund's investments
page 8

Financial statements
page 11

Trustees & officers
page 27

For your information
page 33

Dear Fellow Shareholders,

The stock market made a strong recovery in 2003, producing double-digit returns in a broad-based rally. A rebounding economy fueled by historically low interest rates, plus improving corporate earnings and government stimulus in the form of tax cuts were the stimuli for the market's reversal after three down years. As a result, the market, as measured by the Standard & Poor's 500 Index, returned 28.67% in 2003. With technology leading the way, the tech-heavy Nasdaq Composite Index rose 50.77%, while the Dow Jones Industrial Average returned 28.27%. Bonds produced much more modest results, as investors were lured by stocks and interest rates began to rise. The exceptions were high-yield bonds, which posted stock-like returns of 28.97% for the year, as measured by the Lehman Brothers High Yield Index.

In other news, we are pleased to inform you that on September 28, 2003, the Boards of Directors of Canada-based Manulife Financial Corporation and Boston-based John Hancock Financial Services, Inc., the parent company of John Hancock Funds, unanimously voted to merge the two companies.

Please be assured that the completion of the merger -- anticipated to occur in the first half of 2004 -- will have no effect on your investment in our John Hancock mutual funds. Your fund's adviser and board of trustees will remain the same, as will your relationship with your financial adviser.

The merger is subject to customary closing conditions, including receipt of required regulatory approvals and approval by John Hancock stockholders. If you only own shares in a John Hancock mutual fund you are not affected and will not receive a proxy.

Additional information on this transaction is available on our Web site: www.jhfunds.com. If you have questions about the merger, you may also call 800-732-5543. Separately, for information about your investments in John Hancock funds, please contact your financial adviser or our Customer Service representatives at 800-225-5291.

Sincerely,

/S/ MAUREEN FORD GOLDFARB

Maureen Ford Goldfarb,
Chairman and Chief Executive Officer

This commentary reflects the chairman's views as of December 31, 2003. They are subject to change at any time.

YOUR FUND
AT A GLANCE

The Fund seeks
long-term growth
of capital by
investing at least
80% of its assets
in domestic equity
securities that the
subadviser
believes are
currently under
valued relative to
the market, based
on estimated
future earnings
and cash flow.

Over the last twelve months

* Stocks rallied sharply, posting their first annual gains in four years, as the economic environment improved.

* The Fund's 2003 return outperformed the overall market and its large-cap value benchmark index.

* The Fund's technology, consumer discretionary and industrial stocks contributed to its outperformance.

[Bar chart with heading "John Hancock Classic Value Fund." Under the heading is a note that reads "Fund performance for the year ended December 31, 2003." The chart is scaled in increments of 20% with 0% at the bottom and 60% at the top. The first bar represents the 36.25% total return for Class A. The second bar represents the 35.36% total return for Class B. The third bar represents the 35.36% total return for Class C. The fourth bar represents the 36.81% total return for Class I. The fifth bar represents the 19.21% total return for Class R*. A note below the chart reads "Total returns for the Fund are at net asset value with all distributions reinvested. *From inception August 5, 2003 through December 31, 2003"]

Top 10 holdings

 4.7%   Boeing Co. (The)
 4.1%   Hewlett-Packard Co.
 3.9%   Freddie Mac
 3.8%   Loews Corp.
 3.4%   CIGNA Corp.
 3.4%   Computer Associates International, Inc.
 3.3%   BellSouth Corp.
 3.2%   ConocoPhillips
 3.2%   CIT Group, Inc.
 3.2%   Aon Corp.

As a percentage of net assets on December 31, 2003.

BY RICHARD S. PZENA FOR THE PORTFOLIO MANAGEMENT TEAM

MANAGERS'
REPORT

JOHN HANCOCK
Classic Value Fund

U.S. stocks soared in 2003, with the broad market posting positive results for the first time in four years. Stocks drifted lower early in the year as concerns about the uncertain economic outlook and the impending war with Iraq weighed on the market. As the year went on, however, the key elements for a stock market rally fell into place -- the economy grew increasingly stronger, corporate profit growth accelerated and investor confidence returned. As a result, stocks rose from mid-March through the end of the year, producing returns of better than 25% for all of the major stock indexes. The technology-heavy Nasdaq Composite Index took top honors, returning 50% for the year.

"U.S. stocks soared in
 2003, with the broad mar-
 ket posting positive
 results for the first time
 in four years."

This year was also a very rewarding one for value investors. Although technology stocks were among the market leaders, value stocks held their own against growth-oriented companies. The broad Russell 3000 Value Index posted a 31.14% return for the year, while the Russell 3000 Growth Index returned 30.97%.

FUND PERFORMANCE

For the year ended December 31, 2003, the John Hancock Classic Value Fund's Class A, Class B, Class C and Class I shares posted total returns of 36.25%, 35.36%, 35.36% and 36.81%, respectively, at net asset value. This performance outpaced the 28.67% return of the Standard & Poor's 500 Index and the 30.03% return of the Fund's benchmark Russell 1000 Value Index. Class R shares, which were launched on August 5, 2003, returned 19.21% at net asset value from inception through December 31, 2003. Keep in mind that your net asset value return will be different from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. See pages six and seven for historical performance information.

[Photo of Richard Pzena.]

FUND STRATEGY

Although we are pleased with the Fund's absolute and relative performance in 2003, our investment discipline requires us to take a longer-term view. We select our investments from a universe of the 500 largest U.S. stocks, with a focus on the most undervalued segments. We generally seek companies that display four key characteristics: (1) a low price relative to normal earnings; (2) current earnings that are below normal; (3) a credible plan to restore normal earnings; and (4) a solid business with a sustainable competitive advantage.

TECHNOLOGY RISES TO THE TOP

Although every sector of the stock market gained ground in 2003, the technology sector sat at the head of the class. Our technology holdings consisted of just two stocks as of year end, but they had an outsized impact on performance.

"Our technology holdings
 consisted of just two
 stocks as of year end, but
 they had an outsized
 impact on performance."

The portfolio's top performance contributor for the year was Computer Associates (CA), which produces software that runs large data centers. Prior to this year, CA's stock price had been punished primarily because of aggressive accounting practices. But we looked beyond the accounting issues and found a very strong franchise with a stable cash flow stream -- more than 60% of its revenues come from multi-year software subscription fees. As a result, we built a position in CA as its share price declined in 2002, and we were rewarded in 2003 when the market recognized the company's consistent cash flow generation. For the year, CA returned just over 100%.

The other technology stock in the portfolio was Hewlett-Packard, which was another strong contributor to performance. H-P's printer franchise continued to perform well, and the company began to realize the benefits of cost cuts resulting from its 2002 merger with Compaq.

[Table at top left-hand side of page entitled "Top five industry groups." The first listing is Insurance 15%, the second is Finance 12%, the third Diversified operations 9%, the fourth Computers/computer services 7%, and the fifth Health care services 7%.]

ECONOMICALLY SENSITIVE STOCKS SHINE

Beyond the technology sector, the market's advance was led by the financial sector and economically sensitive stocks that typically benefit the most from a recovery, including consumer discretionary and industrial stocks.

Financial services stocks, which made up more than a third of the portfolio, contributed significantly to portfolio performance. CIT Group, a diversified commercial finance company, was one of the top performance contributors, along with FleetBoston and Morgan Stanley.

On the consumer side, Cendant was the strongest performer for the year. The travel and real estate services conglomerate soared by more than 100% thanks to the strong growth of its real estate businesses and signs of an uptick in travel. Other consumer discretionary stocks in the portfolio that performed well included electronics retailer RadioShack and appliance maker Whirlpool.

Industrial and basic materials stocks also rallied along with the resurgent economy. The manufacturing economy has been in the doldrums for several years, but conditions started to improve in 2003 as the overall economy picked up steam.

[Pie chart at middle of page with heading "Portfolio diversification As a percentage of net assets on 12-31-03." The chart is divided into two sections (from top to left): Common stocks 95% and Short-term investments & other 5%.]

Among the portfolio's winners in this area were Monsanto, a chemicals and seed company that bounced back from a subpar 2002, and Cooper Industries, a manufacturer of electrical equipment used in industrial and commercial applications.

DEFENSIVE STOCKS LAG

The areas of the market that did not participate fully in the market rally were the traditionally defensive sectors, such as consumer staples and utilities stocks. These sectors were underweights in the portfolio throughout the year.

[Table at top of page entitled "SCORECARD." The header for the left column is "INVESTMENT" and the header for the right column is "PERIOD'S PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is Aetna followed by an up arrow with the phrase "Benefiting from a successful restructuring." The second listing is Georgia-Pacific followed by an up arrow with the phrase "Sharp rise in lumber prices boosts profits." The third listing is UnumProvident followed by a down arrow with the phrase "Underwriting losses hurt performance."]

Only a handful of stocks in the portfolio posted negative returns. The most noteworthy names included UnumProvident, a disability insurer hurt by underwriting losses, and Tenet Healthcare, which is in the midst of restructuring following revelations of overbilling in its for-profit hospital operations.

OUTLOOK

As many economically sensitive stocks have become relatively expensive, we have been seeking investment opportunities in stocks that were left out of the 2003 rally. Examples include insurers
Torchmark and MetLife, as well as consumer staples company Sara Lee.

In addition, we are focusing on stocks that have not yet benefited from the economic recovery and whose valuations have not yet improved. A good example is Boeing, the portfolio's largest holding. Despite posting a solid return in 2003, the company has yet to see a rebound in its commercial aircraft business. We expect this side of the business to recover over time as business and leisure travel returns to normal, spurring a rebound in orders for new and replacement airplanes.

"...we are focusing on stocks
 that have not yet benefited
 from the economic recovery
 and whose valuations have
 not yet improved."

This commentary reflects the views of the portfolio management team through the end of the Fund's period discussed in this report. The team's statements reflect their own opinions. As such, they are in no way guarantees of future events, and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

A LOOK AT
PERFORMANCE

For the period ended
December 31, 2003


                              Class A 1    Class B      Class C      Class I 2    Class R 2
Inception date                6-24-96     11-11-02     11-11-02     11-11-02       8-5-03

Average annual returns with maximum sales charge (POP)
One year                        29.47%       30.36%       33.03%       36.81%          --
Five years                      13.31%          --           --           --           --
Since inception                 12.52%       34.75%       36.93%       39.67%          --

Cumulative total returns with maximum sales charge (POP)
One year                        29.47%       30.36%       33.03%       36.81%          --
Five years                      86.76%          --           --           --           --
Since inception                142.74%       40.37%       42.95%       46.21%       19.21%

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5% and Class C shares of 1%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charge is not applicable for Class I or Class R shares. The return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost.

The returns reflect past results and should not be considered indicative of future performance. The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable. These reductions can be terminated in the future. See the prospectus for details.

1 Effective November 8, 2002, shareholders of the former Pzena Focused
  Value Fund became owners of that number of full and fractional shares of the John Hancock Classic Value Fund. Additionally, the accounting and performance history of the former Pzena Focused Value Fund was redesignated as that of Class A of John Hancock Classic Value Fund. The performance of the former Pzena Focused Value Fund reflects stocks selected from the largest 1,000 publicly traded U.S. companies, whereas the Fund invests in stocks selected from the 500 largest such companies.

2 For certain types of investors as described in the Fund's Class I share and Class R share prospectuses.

GROWTH OF
$10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we've shown the same investment in two separate indexes.

Line chart with the heading "GROWTH OF $10,000." Within the chart are four lines. The first line represents the value of the hypothetical $10,000 investment made in the John Hancock Classic Value Fund, without sales charge (NAV) and is equal to $25,561 as of December 31, 2003. The second line represents the value of the same hypothetical investment made in the John Hancock Classic Value Fund, with sales charge (POP) and is equal to $24,274 as of December 31, 2003. The third line represents Russell 1000 Value Index and is equal to $21,151 as of December 31, 2003. The fourth line represents Standard & Poor's 500 Index and is equal to $18,667 as of December 31, 2003.

                                                                      Index 2
                                                       Index 1   Russell 1000
              Cum Value of 10K   Cum Value of 10K      S&P 500          Value
Plot Date            (No Load)           (w/Load)        Index          Index

6/24/96                $10,000            $ 9,500      $10,000        $10,000
6/30/96                  9,910              9,411       10,030         10,036
12/31/96                11,067             10,510       11,202         11,358
6/30/97                 11,328             10,757       11,502         11,648
12/31/97                13,786             13,092       14,942         15,353
6/30/98                 15,482             14,703       17,026         17,144
12/31/98                13,004             12,349       19,212         17,756
6/30/99                 11,513             10,934       20,168         18,011
12/31/99                13,042             12,385       23,255         19,062
6/30/00                 13,100             12,441       23,789         19,153
12/31/00                17,721             16,829       21,142         20,397
6/30/01                 18,143             17,230       18,634         19,203
12/31/01                20,036             19,028       18,629         19,258
6/30/02                 21,622             20,534       18,680         20,046
12/31/02                18,760             17,815       14,513         16,269
6/30/03                 21,336             20,262       16,221         18,152
12/31/03                25,561             24,274       18,677         21,155


                              Class B      Class C 1    Class I 2    Class R 2
Period beginning             11-11-02     11-11-02     11-11-02       8-5-03
Without sales charge          $14,437      $14,437      $14,621      $11,921
With maximum sales charge     $14,037      $14,295      $14,621      $11,921
Index 1                       $12,958      $12,958      $12,958      $11,606
Index 2                       $13,401      $13,401      $13,401      $11,648

Assuming all distributions were reinvested for the period indicated, the table above shows the value of a $10,000 investment in the Fund's Class B, Class C, Class I and Class R shares, respectively, as of December 31, 2003. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

Standard & Poor's 500 Index -- Index 1 -- is an unmanaged index that includes 500 widely traded common stocks.

Russell 1000 Value Index -- Index 2 -- is an unmanaged index containing those securities in the Russell 1000 Index with a less-than-average growth orientation.

It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

1 No contingent deferred sales charge applicable.

2 For certain types of investors as described in the Fund's Class I share and Class R share prospectuses.

FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
December 31, 2003

This schedule is divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.


ISSUER                                                                                         SHARES           VALUE
COMMON STOCKS 95.15%                                                                                     $282,500,548
(Cost $244,042,218)

Aerospace/Defense 4.68%                                                                                    13,880,916
Boeing Co. (The) +                                                                            329,400      13,880,916

Agricultural Operations 2.16%                                                                               6,404,989
Monsanto Co.                                                                                  222,550       6,404,989

Banks -- United States 3.69%                                                                               10,957,506
Comerica, Inc.                                                                                117,500       6,587,050
FleetBoston Financial Corp.                                                                   100,125       4,370,456

Computers/Computer Services 7.47%                                                                          22,173,382
Computer Associates International, Inc.                                                       364,625       9,968,847
Hewlett-Packard Co.                                                                           531,325      12,204,535

Diversified Operations 9.22%                                                                               27,388,812
Cendant Corp.*                                                                                241,000       5,367,070
Cooper Industries, Ltd. (Class A) (Bermuda)                                                    75,200       4,356,336
Johnson Controls, Inc.                                                                         55,675       6,464,981
Loews Corp.                                                                                   226,500      11,200,425

Finance 11.51%                                                                                             34,164,220
CIT Group, Inc.                                                                               263,850       9,485,407
Citigroup, Inc.                                                                               119,200       5,785,968
MBIA, Inc.                                                                                     95,175       5,637,215
Morgan Stanley                                                                                104,650       6,056,096
Washington Mutual, Inc.                                                                       179,450       7,199,534

Food-Misc./Diversified Operations 3.07%                                                                    9,116,572
Sara Lee Corp.                                                                                419,925       9,116,572

Healthcare -- Services 6.81%                                                                               20,224,634
Aetna, Inc.                                                                                    75,350       5,092,153
CIGNA Corp.                                                                                   176,050      10,122,875
Tenet Healthcare Corp.*                                                                       312,125       5,009,606

Household Appliances 3.02%                                                                                  8,970,459
Whirlpool Corp.                                                                               123,475       8,970,459

See notes to
financial statements.


8


FINANCIAL STATEMENTS


ISSUER                                                                                         SHARES           VALUE
Insurance 15.23%                                                                                          $45,204,127
Allstate Corp. (The)                                                                          189,750       8,163,045
Aon Corp. +                                                                                   394,550       9,445,527
MetLife, Inc.                                                                                 190,500       6,414,135
Radian Group, Inc.                                                                            105,625       5,149,219
Torchmark Corp.                                                                               158,725       7,228,337
XL Capital Ltd. (Class A) (Bermuda)                                                           113,525       8,803,864

Medical 4.03%                                                                                              11,980,040
Bristol-Myers Squibb Co. +                                                                    211,525       6,049,615
Schering-Plough Corp. +                                                                       341,025       5,930,425

Mortgage Banking 6.62%                                                                                     19,668,555
Fannie Mae                                                                                    109,750       8,237,835
Freddie Mac                                                                                   196,000      11,430,720

Oil & Gas 5.22%                                                                                            15,500,748
ConocoPhillips                                                                                145,150       9,517,485
Kerr-McGee Corp.                                                                              128,700       5,983,263

Retail 1.87%                                                                                                5,540,041
RadioShack Corp. +                                                                            180,575       5,540,041

Telecommunications 3.31%                                                                                    9,832,127
BellSouth Corp. +                                                                             347,425       9,832,127

Tobacco 1.70%                                                                                               5,040,653
Altria Group, Inc.                                                                             92,625       5,040,653

Transportation 2.39%                                                                                        7,093,908
Union Pacific Corp.                                                                           102,100       7,093,908

Utilities 3.15%                                                                                             9,358,859
SCANA Corp.                                                                                    79,925       2,737,431
Wisconsin Energy Corp.                                                                        197,950       6,621,428

See notes to
financial statements.


9


FINANCIAL STATEMENTS


                                                                          INTEREST      PAR VALUE
ISSUER, DESCRIPTION, MATURITY DATE                                            RATE     (000s OMITTED)           VALUE
SHORT-TERM INVESTMENTS 14.29%                                                                             $42,433,661
(Cost $42,433,661)

Joint Repurchase Agreement 3.48%
Investment in a joint repurchase agreement
transaction with UBS Warburg, Inc. -- Dated
12-31-03, due 01-02-04 (Secured by U.S.
Treasury Inflation Indexed Bond, 3.875%,
due 04-15-29, and U.S. Treasury Inflation
Indexed Notes, 3.625% through 4.250%,
due 01-15-08 through 01-15-10)                                               0.850%          $10,323       10,323,000



                                                                                              SHARES
Cash Equivalents 10.81%
AIM Cash Investment Trust**                                                               32,110,661       32,110,661

TOTAL INVESTMENTS 109.44%                                                                                $324,934,209

OTHER ASSETS AND LIABILITIES, NET (9.44%)                                                                ($28,039,824)

TOTAL NET ASSETS 100.00%                                                                                 $296,894,385



 * Non-income-producing security.

** Represents investment of security lending collateral.

 + All or a portion of this security is on loan on December 31, 2003.
   Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

   The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.

FINANCIAL STATEMENTS

ASSETS AND
LIABILITIES

December 31, 2003

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes. You'll
also find the net
asset value and
the maximum
offering price
per share.

ASSETS
Investments at value (cost $286,475,879)
including $31,542,360 of securities loaned                       $324,934,209
Cash                                                                      539
Receivable for shares sold                                          6,862,856
Dividends and interest receivable                                     548,199
Receivable from affiliates                                             75,399
Other assets                                                           58,193

Total assets                                                      332,479,395

LIABILITIES
Payable for investments purchased                                   3,043,791
Payable for shares repurchased                                         37,870
Payable for securities on loan                                     32,110,661
Payable to affiliates
Management fee                                                        254,762
Distribution and service fee                                           26,383
Other                                                                  40,028
Other payables and accrued expenses                                    71,515

Total liabilities                                                  35,585,010

NET ASSETS
Capital paid-in                                                   258,369,010
Accumulated net realized gain on investments                           67,051
Net unrealized appreciation of investments                         38,458,330
Distributions in excess of net investment income                           (6)

Net assets                                                       $296,894,385

NET ASSET VALUE PER SHARE
Based on net asset values and shares outstanding
Class A ($144,922,319 [DIV] 7,149,133 shares)                          $20.27
Class B ($46,768,182 [DIV] 2,310,784 shares)                           $20.24
Class C ($81,655,959 [DIV] 4,034,297 shares)                           $20.24
Class I ($23,381,299 [DIV] 1,151,714 shares)                           $20.30
Class R ($166,626 [DIV] 8,219 shares)                                  $20.27

MAXIMUM OFFERING PRICE PER SHARE
Class A 1 ($20.27 [DIV] 95%)                                           $21.34
Class C ($20.24 [DIV] 99%)                                             $20.44

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

See notes to
financial statements.

FINANCIAL STATEMENTS

OPERATIONS

For the year ended
December 31, 2003

This Statement
of Operations
summarizes the
Fund's investment
income earned
and expenses
incurred in oper-
ating the Fund.
It also shows net
gains (losses) for
the period stated.

INVESTMENT INCOME
Dividends                                                          $2,334,063
Interest (including securities lending income of $7,569)               80,930

Total investment income                                             2,414,993

EXPENSES
Investment management fee                                             896,243
Class A distribution and service fee                                  144,124
Class B distribution and service fee                                  156,829
Class C distribution and service fee                                  212,210
Class R distribution and service fee                                      233
Class A, B and C transfer agent fee                                   193,991
Class I transfer agent fee                                              6,148
Class R transfer agent fee                                                163
Registration and filing fee                                           107,499
Accounting and legal services fee                                      31,817
Custodian fee                                                          28,802
Printing                                                               16,106
Auditing fee                                                           12,601
Miscellaneous                                                          11,129
Trustees' fee                                                           9,780
Legal fee                                                               3,074
Interest                                                                  183

Total expenses                                                      1,830,932
Expense reductions                                                   (378,966)

Net expenses                                                        1,451,966

Net investment income                                                 963,027

REALIZED AND UNREALIZED GAIN

Net realized gain on investments                                    2,597,030
Change in net unrealized appreciation (depreciation)
of investments                                                     37,956,269

Net realized and unrealized gain                                   40,553,299

Increase in net assets from operations                            $41,516,326

See notes to
financial statements.

FINANCIAL STATEMENTS

CHANGES IN
NET ASSETS

These Statements
of Changes in
Net Assets show
how the value
of the Fund's
net assets has
changed during
the last three
periods. The dif-
ference reflects
earnings less
expenses, any
investment gains
and losses,
distributions, if
any, paid to
shareholders and
any increase or
decrease in
money share-
holders invested
in the Fund.
                                             YEAR        PERIOD          YEAR
                                            ENDED         ENDED         ENDED
                                          4-30-02 1    12-31-02 2    12-31-03
INCREASE (DECREASE) IN NET ASSETS
From operations

Net investment income                     $47,233       $69,404      $963,027
Net realized gain (loss)                  673,333      (887,440)    2,597,030
Change in net unrealized
appreciation (depreciation)             1,514,114    (2,395,408)   37,956,269

Increase (decrease) in
net assets resulting
from operations                         2,234,680    (3,213,444)   41,516,326

Distributions to shareholders
From net investment income
Class A                                   (48,889)      (33,173)     (807,710)
Class B 3                                      --            --        (5,467)
Class C 3                                      --            --        (9,788)
Class I 3                                      --            --      (218,880)
Class R 3                                                                (827)
From net realized gain
Class A                                  (265,574)     (673,185)     (766,453)
Class B 3                                      --            --      (260,233)
Class C 3                                      --            --      (465,855)
Class I 3                                                            (138,792)
Class R 3                                                              (1,002)
                                         (314,463)     (706,358)   (2,675,007)
From Fund share
transactions                            8,180,853    12,255,337   228,219,522

NET ASSETS
Beginning of period                    11,396,939    21,498,009    29,833,544

End of period 4                       $21,498,009   $29,833,544  $296,894,385

1 Audited by previous auditors.

2 Effective 12-31-02, the fiscal year changed from April 30 to December 31.

3 Class B, Class C and Class I shares began operations on 11-11-02.
  Class R shares began operations on 8-5-03.

4 Includes accumulated (distributions in excess of) net investment income of $33,172, $69,404 and ($6), respectively.

See notes to
financial statements.

FINANCIAL HIGHLIGHTS


FINANCIAL
HIGHLIGHTS

CLASS A SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

PERIOD ENDED                                 4-30-99 1   4-30-00 1   4-30-01 1   4-30-02 1  12-31-02 2,3  12-31-03
PER SHARE OPERATING PERFORMANCE
Net asset value,
beginning of period                           $14.40      $11.83      $11.63      $16.08      $18.16        $15.07
Net investment Income (loss) 4                 (0.05)      (0.06)       0.02        0.05        0.05          0.20
Net realized and unrealized
gain (loss) on investments                     (2.02)       0.19        4.43        2.42       (2.68)         5.25
Total from
investment operations                          (2.07)       0.13        4.45        2.47       (2.63)         5.45
Less distributions
From net investment income                        --          --          --       (0.06)      (0.02)        (0.13)
From net realized gain                         (0.50)      (0.33)         --       (0.33)      (0.44)        (0.12)
                                               (0.50)      (0.33)         --       (0.39)      (0.46)        (0.25)
Net asset value,
end of period                                 $11.83      $11.63      $16.08      $18.16      $15.07        $20.27
Total return 5,6 (%)                          (14.03)       1.34       38.26       15.67      (14.00) 7      36.25

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in millions)                                     $7          $5         $11         $22         $22          $145
Ratio of expenses
to average net assets (%)                       1.75        1.75        1.75        1.25        1.27 8        1.16
Ratio of adjusted expenses
to average net assets 9 (%)                     2.60        2.99        2.81        2.01        2.57 8        1.52
Ratio of net investment
income (loss) to average
net assets (%)                                 (0.41)      (0.47)       0.22        0.34        0.44 8        1.13
Portfolio turnover (%)                            47          50          78          38          47            25


See notes to
financial statements

FINANCIAL HIGHLIGHTS

CLASS B SHARES

PERIOD ENDED                                12-31-02 10    12-31-03

PER SHARE OPERATING PERFORMANCE
Net asset value,
beginning of period                           $14.11         $15.05
Net investment income 4                           -- 11        0.07
Net realized and unrealized
gain on investments                             0.94           5.24
Total from
investment operations                           0.94           5.31
Less distributions
From net investment income                        --             -- 11
From net realized gain                            --          (0.12)
                                                  --          (0.12)
Net asset value,
end of period                                 $15.05         $20.24
Total return 5,6 (%)                            6.66 7        35.36

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in millions)                                     $1            $47
Ratio of expenses
to average net assets (%)                       2.10 8         1.91
Ratio of adjusted expenses
to average net assets 9 (%)                     6.82 8         2.27
Ratio of net investment income
(loss) to average net assets (%)               (0.06) 8        0.38
Portfolio turnover (%)                            47             25

See notes to
financial statements

FINANCIAL HIGHLIGHTS

CLASS C SHARES

PERIOD ENDED                                12-31-02 10    12-31-03

PER SHARE OPERATING PERFORMANCE
Net asset value,
beginning of period                           $14.11         $15.05
Net investment income 4                           -- 11        0.07
Net realized and unrealized
gain on investments                             0.94           5.24
Total from
investment operations                           0.94           5.31
Less distributions
From net investment income                        --             -- 11
From net realized gain                            --          (0.12)
                                                  --          (0.12)
Net asset value,
end of period                                 $15.05         $20.24
Total return 5,6 (%)                            6.66 7        35.36

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in millions)                                     $1            $82
Ratio of expenses
to average net assets (%)                       2.10 8         1.91
Ratio of adjusted expenses
to average net assets 9 (%)                     6.82 8         2.26
Ratio of net investment
income (loss) to average
net assets (%)                                 (0.10) 8        0.39
Portfolio turnover (%)                            47             25

See notes to
financial statements

FINANCIAL HIGHLIGHTS

CLASS I SHARES

PERIOD ENDED                                12-31-02 10    12-31-03

PER SHARE OPERATING PERFORMANCE
Net asset value,
beginning of period                           $14.11         $15.08
Net investment income 4                         0.03           0.27
Net realized and unrealized
gain on investments                             0.94           5.26
Total from
investment operations                           0.97           5.53
Less distributions
From net investment income                        --          (0.19)
From net realized gain                            --          (0.12)
                                                  --          (0.31)
Net asset value,
end of period                                 $15.08         $20.30
Total return 5,6 (%)                            6.87 7        36.81

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in millions)                                     $6            $23
Ratio of expenses
to average net assets (%)                       0.77 8         0.76
Ratio of adjusted expenses
to average net assets 9 (%)                     5.49 8         1.12
Ratio of net investment
income to average
net assets (%)                                  1.62 8         1.54
Portfolio turnover (%)                            47             25

See notes to
financial statements

FINANCIAL HIGHLIGHTS

CLASS R SHARES

FINANCIAL HIGHLIGHTS

PERIOD ENDED                                          12-31-03 10
PER SHARE OPERATING PERFORMANCE
Net asset value,
beginning of period                                     $17.20
Net investment income 4                                   0.05
Net realized and unrealized
gain on investments                                       3.24
Total from
investment operations                                     3.29
Less distributions
From net investment income                               (0.10)
From net realized gain                                   (0.12)
                                                         (0.22)
Net asset value,
end of period                                           $20.27
Total return 5,6 (%)                                     19.21 7

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in millions)                                               -- 12
Ratio of expenses
to average net assets (%)                                 1.55 8
Ratio of adjusted expenses
to average net assets 9 (%)                               1.91 8
Ratio of net investment income
to average net assets (%)                                 0.69 8
Portfolio turnover (%)                                      25

 1 Audited by previous auditors.

 2 Effective 11-8-02, shareholders of the former Pzena Focused Value
   Fund became owners of an equal number of full and fractional shares of Class A shares of the John Hancock Classic Value Fund. Additionally, the accounting and performance history of the former Pzena Focused Value Fund was redesignated as that of Class A of John Hancock Classic Value Fund.

 3 Effective 12-31-02, the fiscal year changed from April 30 to December 31.

 4 Based on the average of the shares outstanding.

 5 Assumes dividend reinvestment and does not reflect the effect of sales charges.

 6 Total returns would have been lower had certain expenses not been reduced during the periods shown.

 7 Not annualized.

 8 Annualized.

 9 Does not take into consideration expense reductions during the periods shown.

10 Class B, Class C and Class I shares began operations on 11-11-02.
   Class R shares began operations on 8-5-03.

11 Less than $0.01 per share.

12 Less than $500,000.

See notes to
financial statements

NOTES TO
STATEMENTS


NOTE A
Accounting policies

John Hancock Classic Value Fund (the "Fund") is a non-diversified series of John Hancock Capital Series, an open-end management investment company registered under the Investment Company Act of 1940. The investment objective of the Fund is to provide long-term growth of capital.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B, Class C, Class I and Class R shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value. Investments in AIM Cash Investment Trust are valued at their net asset value each business day.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, LLC, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net asset value of the respective classes. Distribution and service fees, if any, and transfer agent fees for Class I and Class R shares are calculated daily at the class level based on the appropriate net asset value of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks, which permits borrowings of up to $250 million, collectively. Inter est is charged to each fund based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit, and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the year ended December 31, 2003.

Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. These fees are included in interest income. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. On December 31, 2003, the Fund loaned securities having a market value of $31,542,360 collateralized by cash in the amount of $32,110,661. The cash collateral was invested in a short-term instrument. Securities lending expenses are paid by the Fund to the Adviser.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and net realized gains on the ex-dividend date. During the year ended December 31, 2003, the tax character of distributions paid was as follows: ordinary income $1,850,465 and long-term capital gains $824,542. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class.

As of December 31, 2003, the components of distributable earnings on a tax basis included $32,344 of ordinary income and $34,707 of undistributed long-term gain.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and transactions with affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a daily management fee to the Adviser at an annual rate of 0.85% of the Fund's average daily net asset value. The Adviser has a subadvisory agreement with Pzena Investment Management LLC. The Fund is not responsible for payment of the subadvisory fees.

The Adviser has agreed to limit the Fund's total ex pens es, excluding distri bu tion and service fees and transfer agent fees, to 0.70% of the Fund's average daily net asset value. Accordingly, the expense reduction related to the Fund's total expense limitation amounted to $378,966 for the year ended December 31, 2003. Effective January 1, 2004, the Adviser has agreed to limit the Fund's total expenses, excluding distribution and service fees and transfer agent fees, to 0.85% of the Fund's average daily net asset value, at least until November 8, 2004. The Adviser reserves the right to terminate this limitation in the future.

The Fund has Distribution Plans with John Hancock Funds, LLC ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B, Class C and Class R pursuant to Rule 12b-1 under the Investment Company Act of 1940 to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes monthly payments to JH Funds at an annual rate not to exceed 0.25% of Class A average daily net asset value, 1.00% of Class B and Class C average daily net asset value and 0.50% of Class R average daily net asset value. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances. In addition, under a Service Plan for Class R shares, the Fund pays up to 0.25% of Class R average daily net asset value for certain other services.

Class A and Class C shares are assessed up-front sales charges. During the year ended December 31, 2003, JH Funds received net up-front sales charges of $1,091,867 with regard to sales of Class A shares. Of this amount, $156,380 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $876,205 was paid as sales commissions to unrelated broker-dealers and $59,282 was paid as sales commissions to sales personnel of Signator Investors, Inc.
("Signator Investors"), a related
broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Investors. During the year ended December 31, 2003, JH Funds received net up-front sales charges of $656,789 with regard to sales of Class C shares. Of this amount, $655,807 was paid as sales commissions to unrelated broker-dealers and $982 was paid as sales commissions to sales personnel of Signator Investors.

Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution-related services to the Fund in connection with the sale of Class B and Class C shares. During the year ended December 31, 2003, CDSCs received by JH Funds amounted to $12,312 for Class B shares and $4,754 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc., an indirect subsidiary of JHLICo. For Class A, Class B and Class C shares, the Fund pays a monthly transfer agent fee at an annual rate of 0.05% of each class's average daily net asset value, plus a fee based on the number of shareholder accounts and reimbursement for certain out-of-pocket expenses, aggregated and allocated to each class on the basis of its relative net asset value. The Adviser had agreed to limit Class A, Class B and Class C transfer agent fees to 0.40% of each respective class's average daily net asset value until December 31, 2003. There were no expense reductions related to transfer agent fees limitation during the year ended December 31, 2003. Effective January 1, 2004, the Adviser has agreed to limit transfer agent fees on Class A, Class B and Class C shares to 0.19% of each respective class's average daily net asset value. The Adviser reserves the right to terminate this limitation in the future. Until June 1, 2003, for Class I shares, the Fund paid a monthly transfer agent fee at an annual rate of 0.05% of the average daily net asset value, plus certain out-of-pocket expenses attributable to Class I shares. Effective June 1, 2003, for Class I shares, the Fund pays a monthly transfer agent fee at a total annual rate of 0.05% of Class I average daily net asset value. For Class R shares, the Fund pays a monthly transfer agent fee at an annual rate of 0.05% of Class R shares average daily net asset value, plus a fee based on the number of shareholder accounts and reimbursement for certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year was at an annual rate of approximately 0.03% of the average daily net asset value of the Fund. The Fund also paid the Adviser the amount of $644 for certain publishing services, included in the printing fees.

The Adviser and other subsidiaries of JHLICo owned 5,814 class R shares of beneficial interest of the Fund on December 31, 2003.

Ms. Maureen Ford Goldfarb and Mr. John M. DeCiccio are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investments as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C
Fund share transactions

This listing illustrates the number of Fund shares sold, reinvested and repurchased during the last three periods, along with the corresponding dollar value. The Fund has an unlimited number of shares authorized with no par value.


                                  YEAR ENDED 4-30-02 1      PERIOD ENDED 12-31-02 2         YEAR ENDED 12-31-03
                                SHARES        AMOUNT         SHARES        AMOUNT         SHARES         AMOUNT
CLASS A SHARES
Sold                           633,464   $10,776,450        632,098   $13,716,724      6,382,825   $114,581,606
Distributions reinvested        17,520       286,166         52,723       664,306         76,839      1,491,452
Repurchased                   (175,836)   (2,881,763)      (407,289)   (9,894,824)      (772,063)   (13,628,372)
Net increase                   475,148    $8,180,853        277,532    $4,486,206       5,687,601  $102,444,686

CLASS B SHARES 3
Sold                                --            --         58,448      $888,460       2,360,842   $41,628,572
Distributions reinvested            --            --             --            --          12,743       246,965
Repurchased                         --            --            (99)       (1,522)       (121,150)   (2,122,833)
Net increase                        --            --         58,349      $886,938       2,252,435   $39,752,704

CLASS C SHARES 3
Sold                                --            --         47,058      $711,638       4,106,492   $74,306,967
Distributions reinvested            --            --             --            --          16,080       311,644
Repurchased                         --            --           (129)       (1,955)       (135,204)   (2,426,343)
Net increase                        --            --         46,929      $709,683       3,987,368   $72,192,268

CLASS I SHARES 3
Sold                                --            --        413,107    $6,172,870         803,360   $14,643,212
Distributions reinvested            --            --             --            --          14,797       287,503
Repurchased                         --            --            (24)         (360)        (79,526)   (1,247,418)
Net increase                        --            --        413,083    $6,172,510         738,631   $13,683,297

CLASS R SHARES 3
Sold                                --            --             --            --           8,192      $146,041
Distributions reinvested            --            --             --            --              27           526
Net increase                        --            --             --            --           8,219      $146,567
NET INCREASE                   475,148    $8,180,853        795,893   $12,255,337      12,674,254  $228,219,522

1 Audited by previous auditor..

2 Effective 12-31-02, the fiscal year changed from April 30 to December 31.

3 Class B, Class C and Class I shares began operations on 11-11-02.
  Class R shares began operations on 8-5-03.

NOTE D
Investment transactions

Purchases and proceeds from sales or maturities of securities, other than short-term securities and obligations of the U.S. government, during the year ended December 31, 2003, aggregated $240,864,412 and $25,651,319, respectively.

The cost of investments owned on December 31, 2003, including short-term investments, for federal income tax purposes was $286,475,879. Gross unrealized appreciation of investments was $38,458,330.

NOTE E
Reclassification of accounts

During the year ended December 31, 2003, the Fund reclassified amounts to reflect a decrease in accumulated net realized gain on investments of $10,204, a decrease in distributions in excess of net investment income of $10,235 and a decrease in capital paid-in of $31. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of December 31, 2003. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the United States of America and book and tax differences in accounting for deferred compensation. The calculation of net investment income (loss) per share in the Fund's Financial Highlights excludes these adjustments.

NOTE F
Acquisition

On November 8, 2002, the Fund acquired substantially all of the assets and liabilities of the former Pzena Focused Value Fund in exchange solely for Class A shares of the Fund. The acquisition was accounted for as a tax-free exchange of 1,499,515 Class A shares of the Fund for the net assets of the former Pzena Focused Value Fund, which amounted to $22,249,282, including $361,691 of unrealized depreciation of investments, after the close of business on November 8, 2002. Accounting and performance history of the former Pzena Focused Value Fund was redesignated as that of Class A of John Hancock Classic Value Fund.

NOTE G
Change in Independent Auditor

Based on the recommendation of the Audit Committee of the Fund, the Board of Trustees has determined not to retain Tait, Weller & Baker LLP as the Fund's independent auditor, and voted to appoint PricewaterhouseCoopers LLP for the fiscal year ended December 31, 2002. During the fiscal years ended April 20, 2002 and April 30, 2001, Tait, Weller & Baker LLP's audit reports contained no adverse opinion or disclaimer of opinion; nor were their reports qualified as to uncertainty, audit scope or accounting principles. Further, there were no disagreements between the Fund and Tait, Weller & Baker LLP on accounting principles, financial statements disclosure or audit scope, which, if not resolved to the satisfaction of Tait, Weller & Baker LLP, would have caused them to make reference to the disagreement in their reports.

AUDITORS'
REPORT

Report of
Pricewaterhouse
Coopers LLP,
Independent
Auditors

To the Board of Trustees and Shareholders of John Hancock Classic Value Fund,

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Classic Value Fund (the "Fund"), at December 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at December 31, 2003, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The statements of changes in net assets of the Fund for the year ended April 30, 2002, and the financial highlights for each of the four years ended on or before April 30, 2002, were audited by other independent accountants, whose report dated May 31, 2002 expressed an unqualified opinion thereon.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 13, 2004

TAX
INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended December 31, 2003.

The Fund has designated distributions to shareholders of $824,542 as long-term capital gain dividends.

With respect to the ordinary dividends paid by the Fund for the fiscal year ended December 31, 2003, 100% of the dividends qualifies for the corporate dividends-received deduction.

The Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount will be reflected on Form 1099-DIV for calendar year 2003.

Shareholders will be mailed a 2003 U.S. Treasury Department Form
1099-DIV in January 2004. This will reflect the total of all distributions that are taxable for calendar year 2003.

TRUSTEES
& OFFICERS

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.


INDEPENDENT TRUSTEES
                                                                                                                NUMBER OF
NAME, AGE                                                                                   TRUSTEE             JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                                           OF FUND             FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                                           SINCE 1             BY TRUSTEE
Dennis S. Aronowitz, Born: 1931                                                             2002                20
Professor of Law, Emeritus, Boston University School of Law
(as of 1996); Director, Brookline Bancorp (since 1998).

Richard P. Chapman, Jr., Born: 1935                                                         2002                20
President and Chief Executive Officer, Brookline Bancorp Inc. (lending)
(since 1972); Director, Lumber Insurance Co. (insurance) (until 2000);
Chairman and Director, Northeast Retirement Services, Inc. (retirement administration) (since 1998).

William J. Cosgrove, Born: 1933                                                             2002                20
Vice President, Senior Banker and Senior Credit Officer, Citibank, N.A.
(retired 1991); Executive Vice President, Citadel Group Representatives,
Inc. (financial reinsurance); Director, Hudson City Savings Bank (since 1995);
Director, Hudson City Bancorp (since 1999); Trustee, Scholarship Fund for
Inner City Children (since 1986).

Richard A. Farrell, Born: 1932                                                              2002                20
President, Farrell, Healer & Co., Inc. (venture capital management firm)
(since 1980) and President, the Venture Capital Fund of NE (since 1980);
prior to 1980, headed the venture capital group at Bank of Boston Corporation;
Trustee, Marblehead Savings Bank (since 1994).

William F. Glavin, 2 Born: 1932                                                             2002                20
President Emeritus, Babson College (as of 1998); Vice Chairman, Xerox
Corporation (until 1989); Director, Reebok, Inc. (until 2002) and Inco Ltd.
(until 2002).

John A. Moore, 2 Born: 1939                                                                 2002                30
President and Chief Executive Officer, Institute for Evaluating Health
Risks, (nonprofit institution) (until 2001); Chief Scientist, Sciences
International (health research) (until 2003); Principal, Hollyhouse
(consulting) (since 2000); Director, CIIT (nonprofit research) (since 2002).


27



                                                                                                                NUMBER OF
NAME, AGE                                                                                   TRUSTEE             JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                                           OF FUND             FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                                           SINCE 1             BY TRUSTEE
Patti McGill Peterson, 2 Born: 1943                                                         2002                30
Executive Director, Council for International Exchange of Scholars (since
1998); Vice President, Institute of International Education (since 1998);
Senior Fellow, Cornell Institute of Public Affairs, Cornell University (until
1997); President Emerita of Wells College and St. Lawrence University;
Director, Niagara Mohawk Power Corporation (electric utility); Director,
Ford Foundation, International Fellowships Program (since 2002); Director,
Lois Roth Endowment (since 2002); Director, Council for International
Educational Exchange (since 2003); and Advisory Board, UNCF, Global
Partnerships Center (since 2002).

John W. Pratt, Born: 1931                                                                   2002                20
Professor of Business Administration Emeritus, Harvard University
Graduate School of Business Administration (as of 1998).


INTERESTED TRUSTEES 3

NAME, AGE                                                                                                       NUMBER OF
POSITION(S) HELD WITH FUND                                                                  TRUSTEE             JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                                           OF FUND             FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                                           SINCE 1             BY TRUSTEE
John M. DeCiccio, Born: 1948                                                                2002                51
Trustee
Director, John Hancock Life Insurance Co. (financial services); Executive
Vice President and Chief Investment Officer, John Hancock Life Insurance
Company, Inc. (holding company); Chairman of the Committee of Finance of John Hancock Life Insurance Company; Director, John Hancock Subsidiaries,
LLC (Subsidiaries, LLC), Hancock Natural Resource Group, Independence
Investment LLC, Declaration Management Research LLC, John Hancock
Advisers, LLC (the "Adviser"), The Berkeley Financial Group, LLC ("The
Berkeley Group"), John Hancock Funds, LLC ("John Hancock Funds")
and Massachusetts Business Development Corporation.

Maureen Ford Goldfarb, Born: 1955                                                           2002                51
Trustee, Chairman, President and Chief Executive Officer
Executive Vice President, John Hancock Financial Services, Inc., John
Hancock Life Insurance Company; Chairman, Director, President and
Chief Executive Officer, the Adviser and The Berkeley Group; Chairman,
Director, President and Chief Executive Officer, John Hancock Funds;
Chairman, Director, President and Chief Executive Officer, Sovereign Asset
Management Corporation ("SAMCorp."); Director, Independence
Investment LLC, Subsidiaries, LLC and Signature Services; Investment
Company Institute Board of Governors (since 2002); Senior Vice President,
MassMutual Insurance Co. (until 1999).


28



PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

NAME, AGE
POSITION(S) HELD WITH FUND                                                                                      OFFICER
PRINCIPAL OCCUPATION(S) AND                                                                                     OF FUND
DIRECTORSHIPS DURING PAST 5 YEARS                                                                               SINCE
Richard A. Brown, Born: 1949                                                                                    2002
Senior Vice President and Chief Financial Officer
Senior Vice President, Chief Financial Officer and Treasurer, the Adviser, John Hancock
Funds and The Berkeley Group; Second Vice President and Senior Associate Controller,
Corporate Tax Department, John Hancock Financial Services, Inc. (until 2001).

Thomas H. Connors, Born: 1959                                                                                   2002
Vice President and Compliance Officer
Vice President and Compliance Officer, the Adviser and each of the John Hancock funds;
Vice President, John Hancock Funds.

William H. King, Born: 1952                                                                                     2002
Vice President and Treasurer
Vice President and Assistant Treasurer, the Adviser; Vice President and Treasurer of each of the John Hancock funds; Assistant Treasurer of each of the John Hancock funds (until 2001).

Susan S. Newton, Born: 1950                                                                                     2002
Senior Vice President, Secretary and Chief Legal Officer
Senior Vice President, Secretary and Chief Legal Officer, SAMCorp., the Adviser and each of the John Hancock funds, John Hancock Funds and The Berkeley Group; Vice President,
Signature Services (until 2000); Director, Senior Vice President and Secretary, NM Capital.


The business address for all Trustees and Officers is 101 Huntington Avenue, Boston, Massachusetts 02199.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available, without charge, upon request, by calling
1-800-225-5291.

1 Each Trustee serves until resignation, retirement age or until his or her successor is elected.

2 Member of Audit Committee.

3 Interested Trustees hold positions with the Fund's investment adviser, underwriter and certain other affiliates.

OUR FAMILY
OF FUNDS

-------------------------------------------------------
Equity              Balanced Fund
                    Classic Value Fund
                    Core Equity Fund
                    Focused Equity Fund
                    Growth Trends Fund
                    International Fund
                    Large Cap Equity Fund
                    Large Cap Growth Fund
                    Large Cap Select Fund
                    Mid Cap Growth Fund
                    Multi Cap Growth Fund
                    Small Cap Equity Fund
                    Small Cap Growth Fund
                    Sovereign Investors Fund
                    U.S. Global Leaders Growth Fund

-------------------------------------------------------
Sector              Biotechnology Fund
                    Financial Industries Fund
                    Health Sciences Fund
                    Real Estate Fund
                    Regional Bank Fund
                    Technology Fund

-------------------------------------------------------
Income              Bond Fund
                    Government Income Fund
                    High Income Fund
                    High Yield Bond Fund
                    Investment Grade Bond Fund
                    Strategic Income Fund

-------------------------------------------------------
Tax-Free Income     California Tax-Free Income Fund
                    High Yield Municipal Bond Fund
                    Massachusetts Tax-Free Income Fund
                    New York Tax-Free Income Fund
                    Tax-Free Bond Fund

-------------------------------------------------------
Money Market        Money Market Fund
                    U.S. Government Cash Reserve


For more complete information on any John Hancock Fund and a prospectus, which includes charges and expenses, call your financial professional, or John Hancock Funds at 1-800-225-5291. Please read the prospectus carefully before investing or sending money.

ELECTRONIC
DELIVERY

Now available from
John Hancock Funds


Instead of sending annual and semiannual reports and prospectuses through the U.S. mail, we'll notify you by e-mail when these documents are available for online viewing.

How does electronic delivery benefit you?

* No more waiting for the mail to arrive; you'll receive an e-mail notification as soon as the document is ready for online viewing.

* Reduces the amount of paper mail you receive from John Hancock Funds.

* Reduces costs associated with printing and mailing.

Sign up for electronic delivery today at www.jhancock.com/funds/edelivery

OUR WEB SITE

A wealth of information--
www.jhfunds.com

View the latest information for your account.
------------------------------------------------
Transfer money from one account to another.
------------------------------------------------
Get current quotes for major market indexes.
------------------------------------------------
Use our online calculators to help you with your
financial goals.
------------------------------------------------
Get up-to-date commentary from John Hancock
Funds investment experts.
------------------------------------------------
Access forms, applications and tax information.
------------------------------------------------

FOR YOUR
INFORMATION

INVESTMENT ADVISER

John Hancock Advisers, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

SUBADVISER

Pzena Investment Management, LLC
120 West 45th Street, 34th Floor
New York, New York 10036

PRINCIPAL DISTRIBUTOR

John Hancock Funds, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN

The Bank of New York
One Wall Street
New York, New York 10286

TRANSFER AGENT

John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

LEGAL COUNSEL

Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

INDEPENDENT AUDITORS

PricewaterhouseCoopers LLP
125 High Street
Boston, Massachusetts 02110


HOW TO
CONTACT US

On the Internet                   www.jhfunds.com

By regular mail                   John Hancock Signature Services, Inc.
                                  1 John Hancock Way, Suite 1000
                                  Boston, MA 02217-1000

By express mail                   John Hancock Signature Services, Inc.
                                  Attn: Mutual Fund Image Operations
                                  529 Main Street
                                  Charlestown, MA 02129

Customer service
representatives                   1-800-225-5291

24-hour automated information     1-800-338-8080

TDD line                          1-800-554-6713

The Fund's voting policies and procedures are available without charge, upon request:

By phone                          1-800-225-5291

On the Fund's Web site            www.jhfunds.com/proxy

On the SEC's Web site             www.sec.gov

[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

1-800-225-5291
1-800-554-6713 (TDD)
1-800-338-8080 EASI-Line

www.jhfunds.com

Now available: electronic delivery
www.jhancock.com/funds/edelivery

This report is for the information of
the shareholders of the John Hancock
Classic Value Fund.

3800A 12/03
       2/04

JOHN HANCOCK
Large Cap Select Fund

12.31.2003

Annual Report

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]

[A photo of Maureen Ford Goldfarb, Chairman and Chief Executive Officer, flush left next to first paragraph.]


WELCOME

Table of contents

Your fund at a glance
page 1

Managers' report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Fund's investments
page 8

Financial statements
page 11

Trustees & officers
page 27

For your information
page 33

Dear Fellow Shareholders,

The stock market made a strong recovery in 2003, producing double-digit returns in a broad-based rally. A rebounding economy fueled by historically low interest rates, plus improving corporate earnings and government stimulus in the form of tax cuts were the stimuli for the market's reversal after three down years. As a result, the market, as measured by the Standard & Poor's 500 Index, returned 28.67% in 2003. With technology leading the way, the tech-heavy Nasdaq Composite Index rose 50.77%, while the Dow Jones Industrial Average returned 28.27%. Bonds produced much more modest results, as investors were lured by stocks and interest rates began to rise. The exceptions were high-yield bonds, which posted stock-like returns of 28.97% for the year, as measured by the Lehman Brothers High Yield Index.

In other news, we are pleased to inform you that on September 28, 2003, the Boards of Directors of Canada-based Manulife Financial Corporation and Boston-based John Hancock Financial Services, Inc., the parent company of John Hancock Funds, unanimously voted to merge the two companies.

Please be assured that the completion of the merger -- anticipated to occur in the first half of 2004 -- will have no effect on your investment in our John Hancock mutual funds. Your fund's adviser and board of trustees will remain the same, as will your relationship with your financial adviser.

The merger is subject to customary closing conditions, including receipt of required regulatory approvals and approval by John Hancock stockholders. If you only own shares in a John Hancock mutual fund you are not affected and will not receive a proxy.

Additional information on this transaction is available on our Web site: www.jhfunds.com. If you have questions about the merger, you may also call 800-732-5543. Separately, for information about your investments in John Hancock funds, please contact your financial adviser or our Customer Service representatives at 800-225-5291.

Sincerely,

/S/ MAUREEN FORD GOLDFARB

Maureen Ford Goldfarb,
Chairman and Chief Executive Officer

This commentary reflects the chairman's views as of December 31, 2003. They are subject to change at any time.

YOUR FUND
AT A GLANCE

The fund seeks
long-term growth
of capital by nor-
mally investing at
least 80% of its
assets in equity
securities of large-
capitalization
companies with
market capitaliza-
tions in excess of
$5 billion.

Over the last twelve months

* Stocks posted strong gains thanks to a strengthening economy.

* While the Fund enjoyed strong absolute returns, a focus on high-quality companies caused it to lag its peer group and index.

* The Fund adhered to its time-tested approach, despite its falling out of favor in 2003.

[Bar chart with heading "John Hancock Large Cap Select Fund." Under the heading is a note that reads "Fund performance for the year ended December 31, 2003." The chart is scaled in increments of 5% with 0% at the bottom and 20% at the top. The first bar represents the 17.15% total return for Class A. The second bar represents the 9.57% total return for Class B. The third bar represents the 9.57% total return for Class C. The fourth bar represents the 10.00% total return for Class I*. The fifth bar represents the 4.56% total return for Class R**. A note below the chart reads "Total returns for the Fund are at net asset value with all distributions reinvested. *From inception August 25, 2003 through December 31, 2003. **From inception November 3, 2003 through December 31, 2003."]

Top 10 holdings

 4.9%   Berkshire Hathaway, Inc. (Class A)
 4.6%   Coca-Cola Co. (The)
 3.8%   Pfizer, Inc.
 3.7%   Automatic Data Processing, Inc.
 3.7%   Gannett Co., Inc.
 3.6%   Omnicom Group, Inc.
 3.6%   Johnson & Johnson
 3.6%   SYSCO Corp.
 3.5%   Wal-Mart Stores, Inc.
 3.5%   Illinois Tool Works, Inc.

As a percentage of net assets on December 31, 2003.

BY JOHN J. MCCABE AND MARK F. TRAUTMAN, PORTFOLIO MANAGERS

MANAGERS'
REPORT

JOHN HANCOCK
Large Cap Select Fund

Effective August 22, 2003, M.S.B. Fund, Inc. was merged into John
Hancock Large Cap Select Fund. What follows is the managers' discussion of the Fund's performance and strategy during the 12-month period ended December 31, 2003.

"Stocks performed quite
 well in 2003, energized
 in large part by an
 improving economy."

Stocks performed quite well in 2003, energized in large part by an improving economy. Wary investors, stung by corporate accounting scandals and the hangover from the technology and telecommunications stock bubble, began marching back into equities. A four-decade low in interest rates also helped buoy investors' spirits, fostering a sense that companies would be able to repair their balance sheets. Low interest rates also inspired investors to pull money out of low-yielding money market and bond funds in favor of stocks. The low-rate environment, combined with a large dose of fiscal stimulus that came in the form of tax cuts and government spending increases, helped ignite economic growth, a favorable macroeconomic backdrop for stocks. Although the market's advance was broad-based and steady, high-quality stocks were not as well rewarded as lower-quality securities.

PERFORMANCE

For the 12-month period ended December 31, 2003, John Hancock Large Cap Select Fund's Class A shares posted a total return of 17.15% at net asset value, compared with the 25.53% return of the average large-cap core fund, according to Lipper, Inc.1 and the 28.67% of the Standard & Poor's 500 Index. The Fund's Class B, Class C and Class I shares, which were launched on August 25, 2003, returned 9.57%, 9.57% and 10.00%, respectively, at net asset value through December 31, 2003. Class R shares, which were launched on November 3, 2003, returned 4.56% from inception through December 31, 2003. Keep in mind that your net asset value will be different from the Fund's performance if you were not invested in the Fund for the entire

[Photos of John McCabe and Mark Trautman.]

period and did not reinvest all distributions. Please see pages six and seven for historical performance information.

Although we're gratified that the Fund turned in relatively strong absolute returns for the year and that the companies we invested in generally enjoyed strong and improving business fundamentals, it was somewhat disappointing that investors chose to more handsomely reward the beaten-down, lower-quality and speculative companies we avoid. Rather than chase short-term market trends, we continued to adhere to our disciplined approach by focusing on high-quality companies with strong balance sheets and sustainable earnings growth, because we believe in their time-tested ability to offer dependable returns for long-term investors.

EARNINGS CONSISTENCY NOT REWARDED

Our appetite for companies with stable earnings growth led us to overweight consumer staples companies relative to the S&P 500. They generally enjoyed strong earnings growth, but their shares lagged during the 2003 market rally. For example, our holdings in the Wm. Wrigley Jr. Co., the world's largest chewing gum maker, posted modest gains relative to the market, even though the company continued its long record of offering one of the most consistent earnings growth rates among S&P 500 companies. Beer maker Anheuser-Busch experienced a similar fate. Its earnings and profits continued to rise, but its shares posted comparatively small gains as investors generally snubbed it in favor of faster-growing sectors of the market.

"On the plus side, we
 enjoyed very strong
 gains from some consumer
 discretionary
 stock holdings..."

Our underweighting in technology stocks and our preference for those companies that boasted consistency in earnings also detracted from our relative performance during the year. Tech stocks, as measured by the Nasdaq Composite Index, enjoyed gains that were about twice that of the blue-chip S&P 500. But former tech stalwarts -- such as our holdings in Microsoft -- didn't keep pace with the tech sector overall. Microsoft's shares gained just under 6% for the year, even while the company continued to rack up big profits and cash flow. Drug companies such

[Table at top left-hand side of page entitled "Top five industry groups." The first listing is Medical 12%, the second is Finance 10%, the third Beverages 7%, the fourth Business services 7%, and the fifth
Food-misc/diversified operation 7%.]

as Merck also fell out of favor in 2003 after years of besting the market averages. Merck's stock price declined as the company suffered from worries about the industry's lull in the new product pipeline, more intense competition from generic drug makers and pressure by various consumer groups over drug pricing.

CONSUMER DISCRETIONARY GAINS

On the plus side, we enjoyed very strong gains from some consumer discretionary stock holdings. Home improvement retailer Home Depot's shares gained nearly 50% thanks in part to the strong housing market. Other good performers included media company Gannett Co., buoyed by record revenues and earnings, and marketing and communications company Omnicom Group, helped by renewed optimism about the economy and increased business spending on advertising and marketing.

PURCHASES AND SALES

We search for companies with strong business fundamentals, consistent earnings growth over time and stocks priced at or below what we view as their estimated fair value. During the past

[Pie chart at middle of page with heading "Portfolio diversification As a percentage of net assets on 12-31-03." The chart is divided into two sections (from top to left): Common stocks 96% and Short-term investments & other 4%. ]

year, we came across a number whose long-term prospects remained strong, in our view, but just weren't firing on all cylinders in 2003. A good example was our purchase of defense contractor General Dynamics. While its defense-oriented businesses remained strong during 2003, its Gulf Stream Aerospace area came under pressure as weak economic conditions muted sales of business jets. Those sales began to pick up as the economy strengthened, however. Another portfolio addition was Wendy's, whose stock price we felt became undervalued largely in response to problems at McDonald's, its largest competitor. Other additions included oil giant Exxon Mobil, First Data and Washington Mutual.

[Table at top of page entitled "SCORECARD." The header for the left column is "INVESTMENT" and the header for the right column is "PERIOD'S PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is Home Depot followed by an up arrow with the phrase "Strong housing market fuels earnings growth." The second listing is Gannett Co. followed by an up arrow with the phrase "Better advertising trends boosts earnings." The third listing is Merck followed by a down arrow with the phrase "Competition, pricing pressure and weak drug pipeline curtail earnings."]

Our sales were a function of a company's deteriorating fundamentals and/or high valuations. Companies that fit these criteria and that we sold included McDonald's, Interpublic Group, Emerson Electric, EDS and Intel.

OUTLOOK

We're optimistic about the prospects for stocks in general for 2004, and for the types of equities we emphasize in particular. In our view, the upcoming U.S. presidential election will likely mean that the Federal Reserve will keep interest rates low. In turn, we believe that low interest rates -- which translate into low rates for money market and other fixed-income investments -- will continue to buoy demand for equity alternatives. Given last year's tax cuts on dividends, we believe there will be continued strong demand for the types of dividend-producing stocks we favor. Our forecast also calls for moderate -- rather than robust -- economic growth, the type of macroeconomic backdrop that we believe will bring the types of stocks we emphasize back into investors' favor.

"We're optimistic about
 the prospects for stocks in
 general for 2004, and for
 the types of equities we
 emphasize in particular."

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. The managers' statements reflect their own opinions. As such, they are in no way guarantees of future events, and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

A LOOK AT
PERFORMANCE

For the period ended
December 31, 2003


                              Class A 1    Class B      Class C      Class I 2    Class R 2
Inception date               12-31-64      8-25-03      8-25-03      8-25-03      11-3-03

Average annual returns with maximum sales charge (POP)
One year                        11.32%          --           --           --           --
Five years                       0.34%          --           --           --           --
Ten years                        9.88%          --           --           --           --
Since inception                    --           --           --           --           --

Cumulative total returns with maximum sales charge (POP)
One year                        11.32%          --           --           --           --
Five years                       1.73%          --           --           --           --
Ten years                      156.65%          --           --           --           --
Since inception                    --         4.57%        7.52%       10.00%        4.56%

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5% and Class C shares of 1%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charge is not applicable for Class I shares or Class R shares. The return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost.

The returns reflect past results and should not be considered indicative of future performance. The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable. These reductions can be terminated in the future. See the prospectus for details.

1 Effective August 22, 2003, shareholders of the former M.S.B. Fund,
  Inc. became owners of that number of full and fractional shares of Class A shares of the John Hancock Large Cap Select Fund. Additionally, the accounting and performance history of the former M.S.B. Fund, Inc. was redesignated as that of Class A of John Hancock Large Cap Select Fund.

2 For certain types of investors as described in the Fund's Class I share and Class R share prospectuses.

GROWTH OF
$10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we've shown the same investment in the Standard & Poor's 500 Index.

Line chart with the heading "GROWTH OF $10,000." Within the chart are three lines. The first line represents the Standard & Poor's 500 Index and is equal to $28,563 as of December 31, 2003. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Large Cap Select Fund, without sales charge (NAV) and is equal to $27,011 as of December 31, 2003. The third line represents the value of the same hypothetical investment made in the John Hancock Large Cap Select Fund, with sales charge (POP) and is equal to $25,665 as of December 31, 2003.

                Cum Value of $10K   Cum Value of $10K            S&P 500
Plot Date               (No Load)            (w/Load)              Index

12/31/93                  $10,000             $ 9,500            $10,000
6/30/1994                   9,635               9,155              9,661
12/31/94                    9,832               9,342             10,132
6/30/95                    10,611              10,083             11,119
12/31/95                   12,287              11,675             13,939
6/30/96                    13,046              12,396             14,688
12/31/96                   14,890              14,148             17,140
6/30/97                    15,256              14,497             17,600
12/31/97                   19,189              18,233             22,858
6/30/98                    21,358              20,294             26,047
12/31/98                   25,225              23,969             29,391
6/30/99                    25,354              24,091             30,855
12/31/99                   26,685              25,356             35,575
6/30/00                    25,369              24,106             36,391
12/31/00                   28,200              26,796             32,336
6/30/01                    25,099              23,849             28,503
12/31/01                   27,149              25,797             28,493
6/30/02                    28,291              26,882             28,571
12/31/02                   23,056              21,908             22,196
6/30/03                    23,916              22,725             24,806
12/31/03                   27,011              25,665             28,563


                              Class B      Class C      Class I 1    Class R 1
Period beginning              8-25-03      8-25-03      8-25-03      11-3-03
Without sales charge          $10,957      $10,957      $11,000      $10,456
With maximum sales charge     $10,457      $10,752      $11,000      $10,456
Index                         $11,262      $11,262      $11,262      $10,534

Assuming all distributions were reinvested for the period indicated, the table above shows the value of a $10,000 investment in the Fund's Class B, Class C, Class I and Class R shares, respectively, as of December 31, 2003. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

Standard & Poor's 500 Index is an unmanaged index that includes 500 widely traded common stocks.

It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

1 For certain types of investors as described in the Fund's Class I share and Class R share prospectuses.

FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
December 31, 2003

This schedule is divided into two main categories: common stocks and short-term investments. The common stocks are further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.


ISSUER                                                                                         SHARES           VALUE
COMMON STOCKS 95.52%                                                                                      $57,628,950
(Cost $42,093,390)

Advertising 3.62%                                                                                           2,183,250
Omnicom Group, Inc.                                                                            25,000       2,183,250

Aerospace/Defense 3.00%                                                                                     1,807,800
General Dynamics Corp.                                                                         20,000       1,807,800

Beverages 6.81%                                                                                             4,108,250
Anheuser-Busch Cos., Inc.                                                                      25,000       1,317,000
Coca-Cola Co. (The)                                                                            55,000       2,791,250

Business Services 6.81%                                                                                     4,106,820
Automatic Data Processing, Inc.                                                                57,000       2,257,770
First Data Corp.                                                                               45,000       1,849,050

Computers/Computer Services 2.74%                                                                           1,652,400
Microsoft Corp.                                                                                60,000       1,652,400

Cosmetics & Personal Care 5.75%                                                                             3,466,800
Gillette Co. (The)                                                                             40,000       1,469,200
Procter & Gamble Co. (The)                                                                     20,000       1,997,600

Diversified Operations 3.34%                                                                                2,013,700
General Electric Co.                                                                           65,000       2,013,700

Finance 9.64%                                                                                               5,817,800
American Express Co.+                                                                          40,000       1,929,200
State Street Corp.                                                                             40,000       2,083,200
Washington Mutual, Inc.                                                                        45,000       1,805,400

Food-Misc./Diversified Operations 6.56%                                                                     3,958,060
SYSCO Corp.                                                                                    58,000       2,159,340
Wrigley (Wm.) Jr. Co.                                                                          32,000       1,798,720

Insurance 4.89%                                                                                             2,948,750
Berkshire Hathaway, Inc. (Class A)*                                                                35       2,948,750

Leisure 3.15%                                                                                               1,901,200
Harley-Davidson, Inc.                                                                          40,000       1,901,200

See notes to
financial statements.


8


FINANCIAL STATEMENTS


ISSUER                                                                                         SHARES           VALUE
Linen Supply & Related Items 3.32%                                                                         $2,005,200
Cintas Corp.                                                                                   40,000       2,005,200

Machinery 3.47%                                                                                             2,097,750
Illinois Tool Works, Inc.                                                                      25,000       2,097,750

Media 3.69%                                                                                                 2,229,000
Gannett Co., Inc.                                                                              25,000       2,229,000

Medical 12.17%                                                                                              7,342,570
Abbott Laboratories                                                                            30,000       1,398,000
Johnson & Johnson                                                                              42,000       2,169,720
Merck & Co., Inc.                                                                              32,000       1,478,400
Pfizer, Inc.+                                                                                  65,000       2,296,450

Mortgage Finance 2.42%                                                                                      1,458,000
Freddie Mac                                                                                    25,000       1,458,000

Office Supplies 1.68%                                                                                       1,015,500
Pitney Bowes, Inc.                                                                             25,000       1,015,500

Oil & Gas 3.40%                                                                                             2,050,000
Exxon Mobil Corp.                                                                              50,000       2,050,000

Retail 6.46%                                                                                                3,896,500
Home Depot, Inc. (The)                                                                         50,000       1,774,500
Wal-Mart Stores, Inc.                                                                          40,000       2,122,000

Retail-Restaurants 2.60%                                                                                    1,569,600
Wendy's International, Inc.                                                                    40,000       1,569,600


                                                                             INTEREST       PAR VALUE
ISSUER, DESCRIPTION, MATURITY DATE                                           RATE       (000s OMITTED)          VALUE
SHORT-TERM INVESTMENTS 9.37%                                                                               $5,649,965
(Cost $5,649,965)

Joint Repurchase Agreement 4.36%
Investment in a joint repurchase agreement
]transaction with UBS Warburg, Inc. -- Dated
12-31-03, due 01-02-04 (Secured by U.S.
Treasury Inflation Indexed Bond, 3.875%,
due 04-15-29, and U.S. Treasury Inflation
Indexed Notes, 3.625% through 4.250%, due
01-15-08 through 01-15-10)                                                      0.850%         $2,630       2,630,000

See notes to
financial statements.


9


FINANCIAL STATEMENTS


ISSUER                                                                                         SHARES           VALUE
Cash Equivalents 5.01%
AIM Cash Investment Trust**                                                                 3,019,965       3,019,965

TOTAL INVESTMENTS 104.89%                                                                                 $63,278,915

OTHER ASSETS AND LIABILITIES, NET (4.89%)                                                                 ($2,948,991)

TOTAL NET ASSETS 100.00%                                                                                  $60,329,924

  * Non-income-producing security.

 ** Represents investment of security lending collateral.

  + All or a portion of this security is on loan on December 31, 2003.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.

FINANCIAL STATEMENTS

ASSETS AND
LIABILITIES

December 31, 2003

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes. You'll
also find the net
asset value and
the maximum
offering price
per share.


ASSETS
Investments at value (cost $47,743,355)
including $2,972,250 of securities loaned                         $63,278,915
Cash                                                                      189
Receivable for shares sold                                             22,353
Dividends and interest receivable                                      70,972
Receivable from affiliates                                             73,192
Other assets                                                           16,642

Total assets                                                       63,462,263

LIABILITIES
Payable for securities on loan                                      3,019,965
Payable to affiliates
Management fee                                                         39,434
Distribution and service fee                                            2,586
Other                                                                  11,795
Other payables and accrued expenses                                    58,559

Total liabilities                                                   3,132,339

NET ASSETS
Capital paid-in                                                    44,619,402
Accumulated net realized gain on investments                          174,962
Net unrealized appreciation of investments                         15,535,560

Net assets                                                        $60,329,924

NET ASSET VALUE PER SHARE
Based on net asset values and shares outstanding
Class A ($55,139,845 [DIV] 3,098,131 shares)                           $17.80
Class B ($1,503,623 [DIV] 84,652 shares)                               $17.76
Class C ($608,457 [DIV] 34,257 shares)                                 $17.76
Class I ($2,967,594 [DIV] 166,484 shares)                              $17.83
Class R ($110,405 [DIV] 6,207 shares)                                  $17.79

MAXIMUM OFFERING PRICE PER SHARE
Class A 1 ($17.80 [DIV] 95%)                                           $18.74
Class C ($17.76 [DIV] 99%)                                             $17.94

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to
financial statements.

FINANCIAL STATEMENTS

OPERATIONS

For the year ended
December 31, 2003

This Statement
of Operations
summarizes the
Fund's investment
income earned
and expenses
incurred in oper-
ating the Fund.
It also shows net
gains (losses) for
the period stated.

INVESTMENT INCOME
Dividends                                                            $757,094
Interest (including security lending income of $2,182)                  8,442

Total investment income                                               765,536

EXPENSES
Investment management fee                                             387,042
Class A distribution and service fee                                   46,334
Class B distribution and service fee                                    2,014
Class C distribution and service fee                                      757
Class R distribution and service fee                                       82
Class A, B and C transfer agent fee                                    69,762
Class I transfer agent fee                                                486
Class R transfer agent fee                                                 79
Registration and filing fee                                           174,136
Legal fee                                                              81,167
Trustees' fee                                                          59,895
Accounting and legal services fee                                      37,798
Printing                                                               39,057
Auditing fee                                                           36,301
Miscellaneous                                                          28,723
Custodian fee                                                          16,612

Total expenses                                                        980,245
Less expense reductions                                              (203,109)

Net expenses                                                          777,136

Net investment loss                                                   (11,600)

REALIZED AND UNREALIZED GAIN

Net realized gain on investments                                      498,352
Change in net unrealized appreciation
(depreciation) of investments                                       8,051,553

Net realized and unrealized gain                                    8,549,905

Increase in net assets from operations                             $8,538,305

See notes to
financial statements.

FINANCIAL STATEMENTS

CHANGES IN
NET ASSETS

These Statements
of Changes in
Net Assets show
how the value
of the Fund's
net assets has
changed during
the last two
periods. The dif-
ference reflects
earnings less
expenses, any
investment gains
and losses,
distributions, if
any, paid to
shareholders and
any increase or
decrease in
money share-
holders invested
in the Fund.

                                                            YEAR          YEAR
                                                           ENDED         ENDED
                                                        12-31-02 1    12-31-03
INCREASE (DECREASE) IN NET ASSETS
From operations

Net investment loss                                      ($5,536)     ($11,600)
Net realized gain                                      2,087,730       498,352
Change in net unrealized
appreciation (depreciation)                          (10,995,372)    8,051,553

Increase in net assets
resulting from operations                             (8,913,178)    8,538,305

Distributions to shareholders
From capital gains
Class A                                               (2,115,533)     (265,814)
Class B 2                                                     --        (6,809)
Class C 2                                                     --        (2,276)
Class I 2                                                     --       (14,371)
Class R 2                                                     --          (538)
                                                      (2,115,533)     (289,808)
From Fund share transactions                           2,198,244     2,277,984

NET ASSETS
Beginning of period                                   58,633,910    49,803,443

End of period 3                                      $49,803,443   $60,329,924


1 Audited by previous auditor.

2 Class B, Class C and Class I shares began operations on 8-25-03.
  Class R shares began operations on 11-3-03.

3 Accumulated net investment loss of none and none, respectively.


See notes to
financial statements.

FINANCIAL HIGHLIGHTS


FINANCIAL
HIGHLIGHTS

CLASS A SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

PERIOD ENDED                                          12-31-99 1  12-31-00 1  12-31-01 1  12-31-02 1  12-31-03 2
PER SHARE OPERATING PERFORMANCE
Net asset value,
beginning of period                                     $21.49      $21.09      $20.74      $18.78      $15.27
Net investment income (loss) 3                            0.01          -- 4     (0.03)         -- 4     (0.01)
Net realized and unrealized
gain (loss) on investments                                1.20        1.18       (0.74)      (2.83)       2.63
Total from
investment operations                                     1.21        1.18       (0.77)      (2.83)       2.62
Less distributions
From net investment income                               (0.01)         --          --          --          --
From net realized gain                                   (1.60)      (1.53)      (1.19)      (0.68)      (0.09)
                                                         (1.61)      (1.53)      (1.19)      (0.68)      (0.09)
Net asset value,
end of period                                           $21.09      $20.74      $18.78      $15.27      $17.80
Total return 5,6 (%)                                      5.79        5.68       (3.73)     (15.08)      17.15

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in millions)                                              $68         $64         $59         $50         $55
Ratio of expenses
to average net assets (%)                                 1.24        1.31        1.44        1.38        1.51
Ratio of adjusted expenses
to average net assets 7 (%)                               1.26        1.43        1.52        1.48        1.89
Ratio of net investment income (loss)
to average net assets (%)                                 0.03       (0.01)      (0.14)      (0.01)      (0.03)
Portfolio turnover (%)                                      22          15          13          18          22

See notes to
financial statements.

FINANCIAL HIGHLIGHTS

CLASS B SHARES

PERIOD ENDED                                          12-31-03 8

PER SHARE OPERATING PERFORMANCE
Net asset value,
beginning of period                                     $16.29
Net investment loss 3                                    (0.03)
Net realized and unrealized
gain on investments                                       1.59
Total from
investment operations                                     1.56
Less distributions
From net realized gain                                   (0.09)
Net asset value,
end of period                                           $17.76
Total return 5,6 (%)                                      9.57 9

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in millions)                                               $2
Ratio of expenses
to average net assets (%)                                 2.13 10
Ratio of adjusted expenses
to average net assets 7 (%)                               3.02 10
Ratio of net investment loss
to average net assets (%)                                (0.49) 10
Portfolio turnover (%)                                      22

See notes to
financial statements.

FINANCIAL HIGHLIGHTS

CLASS C SHARES

PERIOD ENDED                                          12-31-03 8

PER SHARE OPERATING PERFORMANCE
Net asset value,
beginning of period                                     $16.29
Net investment loss 3                                    (0.03)
Net realized and unrealized
gain on investments                                       1.59
Total from
investment operations                                     1.56
Less distributions
From net realized gain                                   (0.09)
Net asset value,
end of period                                           $17.76
Total return 5,6 (%)                                      9.57 9

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in millions)                                               $1
Ratio of expenses
to average net assets (%)                                 2.13 10
Ratio of adjusted expenses
to average net assets 7 (%)                               3.02 10
Ratio of net investment loss
to average net assets (%)                                (0.45) 10
Portfolio turnover (%)                                      22

See notes to
financial statements.

FINANCIAL HIGHLIGHTS

CLASS I SHARES

PERIOD ENDED                                          12-31-03 8

PER SHARE OPERATING PERFORMANCE
Net asset value,
beginning of period                                     $16.29
Net investment income 3                                   0.04
Net realized and unrealized
gain on investments                                       1.59
Total from
investment operations                                     1.63
Less distributions
From net realized gain                                   (0.09)
Net asset value,
end of period                                           $17.83
Total return 5,6 (%)                                     10.00 9

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in millions)                                               $3
Ratio of expenses
to average net assets (%)                                 0.95 10
Ratio of adjusted expenses
to average net assets 7 (%)                               1.84 10
Ratio of net investment income
to average net assets (%)                                 0.61 10
Portfolio turnover (%)                                      22

See notes to
financial statements.

FINANCIAL HIGHLIGHTS

CLASS R SHARES

PERIOD ENDED                                          12-31-03 8

PER SHARE OPERATING PERFORMANCE
Net asset value,
beginning of period                                     $17.10
Net investment loss 3                                    (0.02)
Net realized and unrealized
gain on investments                                       0.80
Total from
investment operations                                     0.78
Less distributions
From net realized gain                                   (0.09)
Net asset value,
end of period                                           $17.79
Total return 5,6 (%)                                      4.56 9

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in millions)                                               -- 11
Ratio of expenses
to average net assets (%)                                 1.88 10
Ratio of adjusted expenses
to average net assets 7 (%)                               2.77 10
Ratio of net investment loss
to average net assets (%)                                (0.27) 10
Portfolio turnover (%)                                      22

 1 Audited by previous auditor.

 2 Effective 8-25-03, shareholders of the former M.S.B. Fund, Inc.
   became owners of an equal number of full and fractional Class A shares of the John Hancock Large Cap Select Fund. Additionally, the accounting and performance history of the former M.S.B. Fund, Inc. was redesignated as that of Class A of John Hancock Large Cap Select Fund.

 3 Based on the average of the shares outstanding.

 4 Less than $0.01 per share.

 5 Assumes dividend reinvestment and does not reflect the effect of sales charges.

 6 Total returns would have been lower had certain expenses not been reduced during the periods shown.

 7 Does not take into consideration expense reductions during the periods shown.

 8 Class B, Class C and Class I shares began operations on 8-25-03.
   Class R shares began operations on 11-03-03.

 9 Not annualized.

10 Annualized.

11 Less than $500,000.

See notes to
financial statements.

NOTES TO
STATEMENTS

NOTE A
Accounting policies

John Hancock Large Cap Select Fund (the "Fund") is a diversified series of John Hancock Capital Series, an open-end management investment company registered under the Investment Company Act of 1940. The investment objective of the Fund is to seek long-term capital appreciation.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B, Class C, Class I and Class R shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

The Fund is the accounting and performance successor to M.S.B. Fund, Inc., a diversified open-end management investment company organized as a New York Corporation. On August 22, 2003, the Fund acquired substantially all the assets and assumed the liabilities of the former M.S.B. Fund, Inc. pursuant to an agreement and plan of reorganization, in exchange for Class A shares of the Fund.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value. Investments in AIM Cash Investment Trust are valued at their net asset value each business day.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, LLC, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net asset value of the respective classes. Distribution and service fees, if any and transfer agent fees for Class I and Class R shares, are calculated daily at the class level based on the appropriate net asset value of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. These fees are included in interest income. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. On December 31, 2003, the Fund loaned securities having a market value of $2,972,250 collateralized by cash in the amount of $3,019,965. The cash collateral was invested in a short-term instrument. Securities lending expenses are paid by the Fund to the Adviser.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and is not subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and net realized gains on the ex-dividend date. During the year ended December 31, 2003, the tax character of distributions paid was as follows: long-term capital gain income of $289,808. Distrib utions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class.

As of December 31, 2003, the components of distributable earnings on a tax basis included $174,962 of undistributed capital gain income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and transactions with affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser at an annual rate of 0.75% of the Fund's average daily net asset value. The Adviser has a subadvisory agreement with Shay Assets Management, Inc. ("Shay Assets Management"). The Fund is not responsible for payment of the subadvisory fees. Prior to August 22, 2003, Shay Assets Manage-ment provided the Fund with investment management services, for which the Fund paid a fee at an annual rate of 0.75% of the first $100,000,000 of the Fund's average daily net asset value and 0.50% of the average daily net asset value in excess of $100,000,000.

Effective August 22, 2003, the Adviser agreed to limit the Fund's total expenses, excluding the distribution and service fees and transfer agent fees, to 0.90% of the Fund's average daily net asset value and Class A total expenses to 1.38% of Class A average daily net asset value, at least until August 22, 2005. Until August 22, 2003, Shay Assets Management had agreed to limit the Fund's total expenses, excluding professional fees such as legal, audit, directors' fees and distribution and service fees, to 1.10% of the Fund's average daily net asset value. Accordingly, the expense reductions related to limitation of the Fund's total expenses amounted to $203,109 for the year ended December 31, 2003. The Adviser reserves the right to terminate these limitations in the future.

The Fund has Distribution Plans with John Hancock Funds, LLC ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B, Class C and Class R pursuant to Rule 12b-1 under the Investment Company Act of 1940 to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes monthly payments to JH Funds at an annual rate not to exceed 0.25% of Class A average daily net asset value, 1.00% of Class B and Class C average daily net asset value, and 0.50% of Class R average daily net asset value. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances. In addition, under a Service Plan for Class R shares, the Fund pays up to 0.25% of Class R average daily net asset value for certain other services. Prior to August 22, 2003, Shay Financial Services, Inc. was the distributor for the Fund and received no compensation for its distribution services.

Class A and Class C shares are assessed up-front sales charges. During the year ended December 31, 2003, JH Funds received net up-front sales charges of $25,434 with regard to sales of Class A shares. Of this amount, $3,813 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $17,759 was paid as sales commissions to unrelated broker-dealers and $3,862 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Investors. During the year ended December 31, 2003, JH Funds received net up-front sales charges of $4,644 with regard to sales of Class C shares, all of which was paid as sales commissions to unrelated broker-dealers.

Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution-related services to the Fund in connection with the sale of Class B and Class C shares. During the year ended December 31, 2003, CDSCs received by JH Funds amounted to $32 for Class B shares and none for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHLICo. For Class A, Class B and Class C shares, the Fund pays a monthly transfer agent fee at an annual rate of 0.05% of each class's average daily net asset value, plus a fee based on the number of shareholder accounts and reimbursement for certain out-of-pocket expenses, aggregated and allocated to each class on the basis of its relative net asset value. For Class I shares the Fund pays a monthly transfer agent fee at a total annual rate of 0.05% of Class I average daily net asset value. For Class R shares, the Fund pays a monthly transfer agent fee at an annual rate of 0.05% of Class R average daily net asset value, plus a fee based on the number of shareholder accounts and reimbursement for certain out-of-pocket expenses. The Adviser has agreed to limit transfer agent fees on Class A, Class B and Class C shares to 0.23% of each class's average daily net asset value. There were no expense reductions related to Class A, B and C transfer agent fee limitations during the year ended December 31, 2003. The Adviser reserves the right to terminate this limitation in the future. Prior to August 22, 2003, Bisys Fund Services served as the Fund's transfer agent.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year was at an annual rate of approximately 0.03% of the average daily net asset value of the Fund. The Fund also paid the Adviser the amount of $909 for certain publishing services, included in the printing fees. Prior to August 22, 2003, Bisys Fund Services served as the Fund's administrator.

The Adviser and other subsidiaries of JHLICo owned 5,848 Class R shares of beneficial interest of the Fund on December 31, 2003.

Ms. Maureen Ford Goldfarb and Mr. John M. DeCiccio are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investments as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C
Fund share transactions

This listing illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value. The Fund has an unlimited number of shares authorized with no par value.


                                   YEAR ENDED 12-31-02 1                YEAR ENDED 12-31-03
                                SHARES          AMOUNT               SHARES          AMOUNT
CLASS A SHARES 2
Sold                           192,726       3,434,372              294,288      $4,741,149
Reinvested                     118,137       1,787,420               13,176         227,951
Repurchased                   (170,899)     (3,023,548)            (471,838)     (7,539,050)
Net increase (decrease)        139,964       2,198,244             (164,374)    ($2,569,950)

CLASS B SHARES 2
Sold                                --              --               88,446      $1,509,473
Reinvested                          --              --                  380           6,558
Repurchased                         --              --               (4,174)        (72,031)
Net increase                        --              --               84,652      $1,444,000

CLASS C SHARES 2
Sold                                --              --               34,361        $586,367
Reinvested                          --              --                  102           1,771
Repurchased                         --              --                 (206)         (3,495)
Net increase                        --              --               34,257        $584,643

CLASS I SHARES 2
Sold                                --              --              169,647      $2,766,042
Reinvested                          --              --                  829          14,371
Repurchased                         --              --               (3,992)        (67,303)
Net increase                        --              --              166,484      $2,713,110

CLASS R SHARES 2
Sold                                --              --                6,205        $106,150
Reinvested                          --              --                    2              31
Net increase                        --              --                6,207        $106,181

NET INCREASE                   139,964      $2,198,244              127,226      $2,277,984

1 Audited by previous auditor.

2 Class B, Class C and Class I shares began operations on 8-25-03.
  Class R shares began operations on 11-3-03.

NOTE D
Investment transactions

Purchases and proceeds from sales or maturities of securities, other than short-term securities and obligations of the U.S. government, during the year ended December 31, 2003, aggregated $12,425,747 and $11,018,398, respectively.

The cost of investments owned on December 31, 2003, including short-term investments, for federal income tax purposes was $47,743,355. Gross unrealized appreciation and depreciation of investments aggregated $16,679,121 and $1,143,561, respectively, resulting in net unrealized appreciation of $15,535,560.

NOTE E
Reclassification of accounts

During the year ended December 31, 2003, the Fund reclassified amounts to reflect a decrease in accumulated net investment loss of $11,600 and a decrease in capital paid-in of $11,600. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of December 31, 2003. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the United States of America, and book and tax differences in accounting for net operating loss. The calculation of net investment loss per share in the Fund's Financial Highlights excludes these adjustments.

NOTE F
Acquisition

On August 22, 2003, the Fund acquired substantially all of the assets and liabilities of the former M.S.B. Fund, Inc. in exchange solely for Class A shares of the Fund. The acquisition was accounted for as a tax-free exchange of $3,218,077 Class A shares of the Fund for the net assets of the former M.S.B. Fund, Inc., which amounted to $52,294,117, including $11,358,527 of unrealized appreciation, after the close of business on August 22, 2003. Accounting and performance history of the former M.S.B. Fund, Inc. was redesignated as that of Class A of John Hancock Large Cap Select Fund.

NOTE G
Change in Independent Auditor

Prior to the acquisition of M.S.B. Fund, Inc. by the Fund, Ernst & Young LLP served as M.S.B. Fund Inc.'s independent auditors. During the two most recent fiscal years, Ernst & Young LLP's audit reports contained no adverse opinion or disclaimer of opinion; nor were their reports qualified as to uncertainty, audit scope or accounting principles. Further, there were no disagreements between the Fund and Ernst & Young LLP on accounting principles, financial statements disclosure or audit scope, which, if not resolved to the satisfaction of Ernst & Young LLP, would have caused them to make reference to the disagreement in their reports.

AUDITORS'
REPORT

Report of
Pricewaterhouse-
Coopers LLP,
Independent
Auditors

To the Shareholders and Board of Trustees of John Hancock Large Cap Select Fund,

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the John Hancock Large Cap Select Fund (the "Fund") at December 31, 2003, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities owned at December 31, 2003 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statement of changes in net assets of the Fund for the year ended December 31, 2002, and the financial highlights for each of the periods ended on or before December 31, 2002, were audited by other independent auditors, whose report dated January 31, 2003, expressed an unqualified opinion thereon.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 13, 2004

TAX
INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended December 31, 2003.

The Fund has designated to shareholders $289,808 as long-term capital gain dividend.

Shareholders will be mailed a 2003 U.S. Treasury Department Form
1099-DIV in January 2004. This will reflect the total of all distributions that are taxable for the calendar year 2003.

TRUSTEES
& OFFICERS

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.


INDEPENDENT TRUSTEES
                                                                                                                NUMBER OF
NAME, AGE                                                                                   TRUSTEE             JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                                           OF FUND             FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                                           SINCE 1             BY TRUSTEE
Dennis S. Aronowitz, Born: 1931                                                             2003                20
Professor of Law, Emeritus, Boston University School of Law
(as of 1996); Director, Brookline Bancorp (since 1998).

Richard P. Chapman, Jr., Born: 1935                                                         2003                20
President and Chief Executive Officer, Brookline Bancorp Inc. (lending)
(since 1972); Director, Lumber Insurance Co. (insurance) (until 2000);
Chairman and Director, Northeast Retirement Services, Inc. (retirement administration) (since 1998).

William J. Cosgrove, Born: 1933                                                             2003                20
Vice President, Senior Banker and Senior Credit Officer, Citibank, N.A.
(retired 1991); Executive Vice President, Citadel Group Representatives,
Inc. (financial reinsurance); Director, Hudson City Savings Bank (since 1995);
Director, Hudson City Bancorp (since 1999); Trustee, Scholarship Fund for
Inner City Children (since 1986).

Richard A. Farrell, Born: 1932                                                              2003                20
President, Farrell, Healer & Co., Inc. (venture capital management firm)
(since 1980) and President, the Venture Capital Fund of NE (since 1980);
prior to 1980, headed the venture capital group at Bank of Boston Corporation;
Trustee, Marblehead Savings Bank (since 1994).

William F. Glavin, 2 Born: 1932                                                             2003                20
President Emeritus, Babson College (as of 1998); Vice Chairman, Xerox
Corporation (until 1989); Director, Reebok, Inc. (until 2002) and Inco Ltd.
(until 2002).

John A. Moore, 2 Born: 1939                                                                 2003                30
President and Chief Executive Officer, Institute for Evaluating Health
Risks, (nonprofit institution) (until 2001); Chief Scientist, Sciences
International (health research) (until 2003); Principal, Hollyhouse
(consulting) (since 2000); Director, CIIT (nonprofit research) (since 2002).


27



INDEPENDENT TRUSTEES (continued)
                                                                                                                NUMBER OF
NAME, AGE                                                                                   TRUSTEE             JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                                           OF FUND             FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                                           SINCE 1             BY TRUSTEE
Patti McGill Peterson, 2 Born: 1943                                                         2003                30
Executive Director, Council for International Exchange of Scholars (since
1998); Vice President, Institute of International Education (since 1998);
Senior Fellow, Cornell Institute of Public Affairs, Cornell University (until
1997); President Emerita of Wells College and St. Lawrence University;
Director, Niagara Mohawk Power Corporation (electric utility). Director,
Ford Foundation, International Fellowship Program (since 2002), Lois Roth
Endowment (since 2002), Council for International Educational Exchange
(since 2003), and Advisory Board, UNCF, Global Partnership Center (since 2002).

John W. Pratt, Born: 1931                                                                   2003                20
Professor of Business Administration Emeritus, Harvard University
Graduate School of Business Administration (as of 1998).


INTERESTED TRUSTEES 3

NAME, AGE                                                                                                       NUMBER OF
POSITION(S) HELD WITH FUND                                                                  TRUSTEE             JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                                           OF FUND             FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                                           SINCE 1             BY TRUSTEE
John M. DeCiccio, Born: 1948                                                                2003                51
Trustee
Director, John Hancock Life Insurance Co. (Financial Services); Executive
Vice President and Chief Investment Officer, John Hancock Financial
Services, Inc. (Holding Company); Chairman of the Committee of Finance
of John Hancock Life Insurance Company; Director, John Hancock Subsidiaries,
LLC (Subsidiaries, LLC), Hancock Natural Resource Group, Independence
Investment LLC, Declaration Management Research LLC, John Hancock
Advisers, LLC (the "Adviser"), The Berkeley Financial Group, LLC ("The
Berkeley Group"), John Hancock Funds, LLC ("John Hancock Funds")
and Massachusetts Business Development Corporation.

Maureen Ford Goldfarb, Born: 1955                                                           2003                51
Trustee, Chairman, President and Chief Executive Officer
Executive Vice President, John Hancock Financial Services, Inc., John
Hancock Life Insurance Company; Chairman, Director, President and
Chief Executive Officer, the Adviser and The Berkeley Group; Chairman,
Director, President and Chief Executive Officer, John Hancock Funds;
Chairman, Director, President and Chief Executive Officer, Sovereign Asset
Management Corporation ("SAMCorp."); Director, Independence
Investment LLC, Subsidiaries, LLC and Signature Services; Senior Vice
President, MassMutual Insurance Co. (until 1999).


28



PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

NAME, AGE
POSITION(S) HELD WITH FUND                                                                                      OFFICER
PRINCIPAL OCCUPATION(S) AND                                                                                     OF FUND
DIRECTORSHIPS DURING PAST 5 YEARS                                                                               SINCE
Richard A. Brown, Born: 1949                                                                                    2003
Senior Vice President and Chief Financial Officer
Senior Vice President, Chief Financial Officer and Treasurer, the Adviser, John Hancock
Funds and The Berkeley Group; Second Vice President and Senior Associate Controller,
Corporate Tax Department, John Hancock Financial Services, Inc. (until 2001).

Thomas H. Connors, Born: 1959                                                                                   2003
Vice President and Compliance Officer
Vice President and Compliance Officer, the Adviser and each of the John Hancock funds;
Vice President, John Hancock Funds.

William H. King, Born: 1952                                                                                     2003
Vice President and Treasurer
Vice President and Assistant Treasurer, the Adviser; Vice President and Treasurer of each of the John Hancock funds; Assistant Treasurer of each of the John Hancock funds (until 2001).

Susan S. Newton, Born: 1950                                                                                     2003
Senior Vice President, Secretary and Chief Legal Officer
Senior Vice President, Secretary and Chief Legal Officer, SAMCorp., the Adviser and each of the John Hancock funds, John Hancock Funds and The Berkeley Group; Vice President,
Signature Services (until 2000); Director, Senior Vice President and Secretary, NM Capital.

The business address for all Trustees and Officers is 101 Huntington Avenue, Boston, Massachusetts 02199.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available, without charge, upon request, by calling
1-800-225-5291.

1 Each Trustee serves until resignation, retirement age or until his or her successor is elected.

2 Member of Audit Committee.

3 Interested Trustees hold positions with the Fund's investment adviser, underwriter and certain other affiliates.

OUR FAMILY
OF FUNDS

-------------------------------------------------------
Equity                Balanced Fund
                      Classic Value Fund
                      Large Cap Select Fund
                      Focused Equity Fund
                      Growth Trends Fund
                      International Fund
                      Large Cap Equity Fund
                      Large Cap Growth Fund
                      Large Cap Select Fund
                      Mid Cap Growth Fund
                      Multi Cap Growth Fund
                      Small Cap Equity Fund
                      Small Cap Growth Fund
                      Sovereign Investors Fund
                      Large Cap Select Fund

-------------------------------------------------------
Sector                Biotechnology Fund
                      Financial Industries Fund
                      Health Sciences Fund
                      Real Estate Fund
                      Regional Bank Fund
                      Technology Fund

-------------------------------------------------------
Income                Bond Fund
                      Government Income Fund
                      High Income Fund
                      High Yield Bond Fund
                      Investment Grade Bond Fund
                      Strategic Income Fund

-------------------------------------------------------
Tax-Free Income       California Tax-Free Income Fund
                      High Yield Municipal Bond Fund
                      Massachusetts Tax-Free Income Fund
                      New York Tax-Free Income Fund
                      Tax-Free Bond Fund

-------------------------------------------------------
Money Market          Money Market Fund
                      U.S. Government Cash Reserve

For more complete information on any John Hancock Fund and a prospectus, which includes charges and expenses, call your financial professional, or John Hancock Funds at 1-800-225-5291. Please read the prospectus carefully before investing or sending money.

ELECTRONIC
DELIVERY

Now available from
John Hancock Funds

Instead of sending annual and semiannual reports and prospectuses through the U.S. mail, we'll notify you by e-mail when these documents are available for online viewing.

How does electronic delivery benefit you?

* No more waiting for the mail to arrive; you'll receive an e-mail notification as soon as the document is ready for online viewing.

* Reduces the amount of paper mail you receive from John Hancock Funds.

* Reduces costs associated with printing and mailing.

Sign up for electronic delivery today at www.jhancock.com/funds/edelivery

OUR WEB SITE

A wealth of information--
www.jhfunds.com

View the latest information for your account.
------------------------------------------------
Transfer money from one account to another.
------------------------------------------------
Get current quotes for major market indexes.
------------------------------------------------
Use our online calculators to help you with your
financial goals.
------------------------------------------------
Get up-to-date commentary from John Hancock Funds
investment experts.
------------------------------------------------
Access forms, applications and tax information.
------------------------------------------------

FOR YOUR
INFORMATION

INVESTMENT ADVISER
John Hancock Advisers, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

SUBADVISER
Shay Assets Management, Inc.
230 West Monroe Street
Chicago, Illinois 60606

PRINCIPAL DISTRIBUTOR
John Hancock Funds, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN
The Bank of New York
One Wall Street
New York, New York 10286

TRANSFER AGENT
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

INDEPENDENT AUDITORS
PricewaterhouseCoopers LLP
125 High Street
Boston, Massachusetts 02110


HOW TO
CONTACT US

On the Internet                   www.jhfunds.com

By regular mail                   John Hancock Signature Services, Inc.
                                  1 John Hancock Way, Suite 1000
                                  Boston, MA 02217-1000

By express mail                   John Hancock Signature Services, Inc.
                                  Attn: Mutual Fund Image Operations
                                  529 Main Street
                                  Charlestown, MA 02129

Customer service representatives  1-800-225-5291

24-hour automated information     1-800-338-8080

TDD line                          1-800-554-6713

The Fund's voting policies and procedures are available without charge, upon request:

By phone                          1-800-225-5291

On the Fund's Web site            www.jhfunds.com/proxy

On the SEC's Web site             www.sec.gov

[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

1-800-225-5291
1-800-554-6713 (TDD)
1-800-338-8080 EASI-Line

www.jhfunds.com

Now available: electronic delivery
www.jhancock.com/funds/edelivery

This report is for the information of
the shareholders of the John Hancock
Large Cap Select Fund.


4900A     12/03
           2/04

ITEM 2.  CODE OF ETHICS.

As of the end of the period, December 31, 2003, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the "Senior Financial Officers"). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

William F. Glavin is the audit committee financial expert and is "independent", pursuant to general instructions on Form N-CSR Item 3.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees
The aggregate fees billed for professional services rendered by the principal accountant(s) for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements amounted to $53,800 for the fiscal year ended December 31, 2002 (broken out as follows: John Hancock Core Equity Fund - $18,300, John Hancock U.S. Global Leaders Growth Fund - $18,500, and John Hancock Classic Value Fund - $17,000) and $71,550 for the fiscal year ended December 31, 2003 (broken out as follows: John Hancock Core Equity Fund - $18,300, John Hancock U.S. Global Leaders Growth Fund - $18,500, John Hancock Classic Value Fund - $17,000, and John Hancock Large Cap Select Fund - $17,750). These fees were billed to the registrant and were approved by the registrant's audit committee.

(b) Audit-Related Services
There were no audit-related fees during the fiscal year ended December 31, 2002 and fiscal year ended December 31, 2003 billed to the registrant or to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant ("control affiliates").

(c) Tax Fees
The aggregate fees billed for professional services rendered by the principal accountant(s) for the tax compliance, tax advice and tax planning ("tax fees") amounted to $8,700 for the fiscal year ended December 31, 2002 (broken out as follows: John Hancock Core Equity Fund - $2,200, John Hancock U.S. Global Leaders Growth Fund - $3,500, and John Hancock Classic Value Fund - $3,000) and $11,700 for the fiscal year ended December 31, 2003 (broken out as follows: John Hancock Core Equity Fund - $2,200, John Hancock U.S. Global Leaders Growth Fund
- $4,250, John Hancock Classic Value Fund - $3,000, and John Hancock Large Cap Select Fund - $2,250). The nature of the services comprising the tax fees was the review of the registrant's income tax returns, tax distribution requirements and asset diversification. These fees were billed to the registrant and were approved by the registrant's audit committee. There were no tax fees billed to the control affiliates.

(d) All Other Fees
There were no other fees during the fiscal year ended December 31, 2002 and fiscal year ended December 31, 2003 billed to the registrant. The aggregate all other fees billed to control affiliates for products and services provided by the principal accountant, other than services reported above, if any, amounted to $0 for the fiscal year ended December 31, 2002 and $165,000 for the fiscal year ended December 31, 2003. The nature of the services comprising the all other fees was related to computer security administration, documentation of existing key controls in the John Hancock Infrastructure Group and analysis of transfer agent fee data. These fees were approved by the registrant's audit committee.

(e)(1) See attachment "Approval of Audit, Audit-related, Tax and Other Services", with the audit committee pre-approval policies and procedures.

(e)(2) There were no fees that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2002 and December 31, 2003 on behalf of the registrant or on behalf of the control affiliates that relate directly to the operations and financial reporting of the registrant.

(f) According to the registrant's principal accountant, for the fiscal year ended December 31, 2003, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g) The aggregate non-audit fees billed by the registrant's accountant(s) for services rendered to the registrant, and rendered to the registrant's control affiliates for each of the last two fiscal years of the registrant were $1,563,052 for the fiscal year ended December 31, 2002, and $250,700 for the fiscal year ended December 31, 2003.

(h) The audit committee of the registrant has considered the non-audit services provided by the registrant's principal accountant(s) to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant(s)' independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable at this time.

ITEM 6.  [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  [RESERVED]

ITEM 9.  CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 10. EXHIBITS.
(a)(1) Code of Ethics for Senior Financial Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)(1) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Approval of Audit, Audit-related, Tax and Other Services

(c)(2) Contact person at the registrant



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


By:
------------------------------
Maureen Ford Goldfarb
Chairman, President and Chief Executive Officer


Date:    February 11, 2003


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:
-------------------------------
Maureen Ford Goldfarb
Chairman, President and Chief Executive Officer

Date:   February 11, 2003


By:
-----------------------
Richard A. Brown
Senior Vice President and Chief Financial Officer

Date:    February 11, 2003